UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04138

Allmerica Investment Trust

(Name of Registrant)

440 Lincoln Street

Worcester, Massachusetts 01653

(Address of principal executive offices) (Zip code)

George M. Boyd, Secretary

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

(Name and address of agent for service)

Registrant’s telephone number, including area code: (508) 855-1000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1.	Reports to Stockholders

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Allmerica Investment Trust

Annual Report

December 31, 2003

Allmerica Investment Trust—Money Market Fund

Annual Report

December 31, 2003

Allmerica Financial

December 31, 2003

[GRAPHIC]

Annual Report

Allmerica Investment Trust

For information on ordering additional copies of this report, see Client Notices on page F-54.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

We will remember 2003 as a year of broad-based economic recovery and above average investment returns across nearly all asset classes. Outside the United States, economic growth was tempered by growing worries over the decline in value of the U.S. dollar and concern that this could constrain the emerging global recovery. Still, stock markets around the world generally performed well. Japan’s Nikkei Average finished the period up 24.45%, Hong Kong’s Hang Seng Index was higher by 34.92%, Germany’s DAX Index rose 37.08%, England’s FTSE Index gained 13.62% and France’s CAC 40 Index was up 16.12%.

The United States economy displayed impressive strength in 2003. Early in the year, growth was hindered by major fighting in Iraq, a sluggish manufacturing sector and a lack of capital spending by businesses. The Federal Reserve Board cut the target federal funds rate to 1.00% and Congress passed a large tax cut, setting the stage for a rebound in economic activity. During the second half of the year, GDP rose sharply, productivity increased, corporate profits jumped, manufacturing gained strength and unemployment edged down. The consumer remained the primary source of spending, and business investment finally emerged. A full year of solid GDP growth provided the most compelling evidence yet that the growth engine of the world was back on track. U.S. securities markets reacted enthusiastically to the strong economic news. For the year, the S&P 500® Index gained 28.69% and the Nasdaq Composite Index rose 50.01%. Bonds also generated positive returns for the year, evidenced by the Lehman Brothers Aggregate Bond Index, which increased 4.11%.

All of the Allmerica Investment Trust funds achieved positive results for 2003, led by the Select Capital Appreciation and Select Value Opportunity funds, which gained 39.71% and 38.43%, respectively. Each of our equity funds posted returns in excess of 26% for the year. On the fixed income side, fund returns were much lower, primarily due to the prevailing low level of interest rates in the U.S. The Select Investment Grade Income and Government Bond funds gained 3.31% and 1.67%, respectively.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 39.71% for 2003, narrowly underperforming its benchmark, the Russell Midcap Index, which returned 40.08%.

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March. A new round of tax cuts and a late-June reduction in the target federal funds rate encouraged investors. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low “for a considerable period”, due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies. Small and mid-cap shares outperformed large-caps by a substantial margin and growth outperformed value for the first time in years, led by technology stocks. Top contributors to fund performance included a pharmacy services business, a wireless communications service provider and a discount consumer electronics company. Detractors included a weight loss services provider, a data processor and insurance wholesaler and a biotechnology company.

The investment sub-adviser thinks that prospects for equities in 2004 are favorable. Mid-cap stocks have outperformed large-cap stocks for nearly five years, and no longer trade at a substantial valuation discount. The investment sub-adviser believes that the current mid-cap outperformance cycle could last three to four more years, but that a pause in the superior performance of mid-caps is possible.

Average Annual Total Returns

	1 Year	5 Year	Life of Fund
Select Capital Appreciation Fund	39.71%	7.72%	12.89%
Russell Midcap Index	40.08%	7.23%	12.94%
Lipper Mid-Cap Growth Funds Average	36.14%	0.78%	8.55%

Growth of a $10,000 Investment Since 1995

The Select Capital Appreciation Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Average is a non-weighted average of funds within the mid-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 4/1/98 is that of a prior Sub-Adviser.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

About the Fund

Seeks long-term growth of capital by investing primarily in mid-cap growth stocks selling at reasonable prices.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Select Value Opportunity Fund

The Select Value Opportunity Fund returned 38.43% for 2003, underperforming its benchmark, the Russell 2500 Value Index, which returned 44.91%.

Contributors to performance included a large software company and a major West Coast energy supplier, as well as a major reinsurance company, a cruise line and a tire manufacturer. Significant detractors from performance included a building products company, a provider of restaurant franchises, a video game business and a large media company. In general, the fund suffered relative to its benchmark due to holdings of securities deemed to be of higher quality than the smaller, more speculative holdings that make up a significant portion of the reconstituted benchmark. The investment sub-adviser is on the alert for anything that could negatively affect the fund in 2004, and feels that consumer spending tops the watch list. Low interest rates have helped to support consumer spending to date. The investment sub-adviser feels that continued improvement in employment will be necessary to maintain this momentum going forward. The yield on the ten year Treasury note is lower than many might have expected given the recent strong GDP figures, the budget deficit and the weakening dollar. The investment sub-adviser is concerned that the Federal Reserve Board may raise interest rates if signs of inflation appear.

The investment sub-adviser believes that the U.S. economy may have a chance to settle into a self-sustaining period, which has been lacking for so long. The investment sub-adviser believes that many corporate management teams finally seem to have returned to making business decisions, after many years of dealing with crises. As a result, the investment sub-adviser sees an abundance of new investment opportunities.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Value Opportunity Fund	38.43%	10.16%	11.62%
Russell 2500 Value Index	44.91%	11.92%	13.63%
Lipper Mid-Cap Value Funds Average	35.83%	10.46%	12.02%

Growth of a $10,000 Investment Since 1993

The Select Value Opportunity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Value Index is a capitalization weighted index measuring the performance of those Russell 2500 companies with both lower price-to-book ratios and forecasted growth values. The Lipper Mid-Cap Value Funds Average is a non-weighted average of mid-cap value funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 1/1/97 is that of a prior Sub-Adviser.

Investment Sub-Adviser

Cramer Rosenthal McGlynn, LLC

About the Fund

Seeks long-term growth of capital by investing primarily in small and mid-sized companies believed to be undervalued.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Select International Equity Fund

The Select International Equity Fund returned 27.77% for 2003, underperforming its benchmark, the MSCI EAFE Index, which returned 39.17%.

International equity markets rebounded strongly to record vigorous gains in 2003. Early market volatility had eased considerably by the end of the period. The quicker-than-anticipated collapse of the Iraqi regime served as the catalyst, prompting equity investors back into the market. Brightening economic prospects sustained the stock market bounce as a combination of low interest rates, tax cuts and higher government spending provided an important stimulus.

Positive contributors to fund performance included Europe’s largest electronics company and a major financial services provider. A large consumer goods company, a Dutch supermarket chain and a Swiss re-insurance firm detracted from performance. Overall, the fund’s performance relative to its benchmark was adversely impacted by the smaller, lower quality stocks that dominated the market rally in 2003. The investment sub-adviser’s approach to stock selection continues to emphasize high-quality companies with strong market positions, sound balance sheets and good income and cash generation prospects. While this strategy resulted in underperformance in 2003, the investment sub-adviser remains committed to it.

As we move into 2004, the investment sub-adviser believes the backdrop for the equity markets is considerably more favorable than that presented twelve months ago. The fate of the world economy is intimately intertwined with that of its largest economy, the U.S., and its currency. The investment sub-adviser believes that forces in support of the recovering economy include low interest rates, benign inflation and government tax stimuli in the U.S. and Europe.

Average Annual Total Returns

	1 Year	5 Year	Life of Fund
Select International Equity Fund	27.77%	(0.62)%	5.40%

MSCI EAFE Index	39.17%	0.26%	4.09%
Lipper International Funds Average	35.41%	1.34%	5.03%

Growth of a $10,000 Investment Since 1994

The Select International Equity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Special risk considerations are associated with investments in non-U.S. companies, including fluctuating foreign exchange rates, foreign governmental regulations and differing degrees of liquidity that may adversely affect the portfolio.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Index is an unmanaged index of European, Australian and Far Eastern stocks. The Lipper International Funds Average is a non-weighted average of funds within the international fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Bank of Ireland Asset Management (U.S.) Ltd.

About the Fund

Seeks maximum long-term total return by investing in non-U.S. companies based on fundamental value.

Portfolio Composition

As of December 31, 2003, the country allocation of net assets was:

Select Growth Fund

The Select Growth Fund returned 26.30% for 2003, underperforming its benchmark, the Russell 1000 Growth Index, which returned 29.76%.

In the Jennison Associates LLC portion of the fund, information technology, health care, financial services and specific consumer products stocks led returns. Three large semi-conductor corporations, two leading biotechnology concerns and two large pharmaceutical companies performed well, as did two large capital markets firms, a large coffee retailer and an upscale jewelry company. A large manufacturer of motorcycles and a major clothing retailer detracted from performance. The investment sub-adviser believes that the fundamental drivers of healthy economic activity should remain in place, reinforcing a positive economic outlook and an optimistic perspective for equities. The investment sub-adviser believes that acceleration in cash flow, revenue and earnings growth is underway and that profit estimates may be revised upward to reflect stronger revenue growth.

In the Putnam Investment Management, LLC portion of the fund, a major holding in the basic materials sector contributed most to relative performance. Underweighting a major consumer goods company and not holding underperformers in the food area benefited relative returns. Overweighting a large education concern and underweighting the sluggish transportation sector also proved advantageous. Unrewarded stock selection in the technology, consumer cyclicals and health care sectors posed the greatest constraints on relative performance. Positive positions in two large consumer cyclicals companies were offset by negative returns from three leading retailers. Underweighting a major pharmaceutical company also hurt results. The investment sub-advisor believes that the liquidity-driven rally appears to be in the late stages, and expects to see a rotation toward higher-quality stocks, driven by an emphasis on yield, solid balance sheets, and margin growth.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Growth Fund	26.30%	(5.98)%	7.17%
Russell 1000 Growth Index	29.76%	(5.12)%	9.21%
Lipper Large-Cap Growth Funds Average	28.37%	(3.22)%	7.91%

Growth of a $10,000 Investment Since 1993

The Select Growth Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average is a non-weighted average of funds within the large-cap growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Performance prior to 7/1/96 is that of a prior Sub-Adviser.

Jennison Associates LLC became a sub-adviser of the fund effective April 17, 2003.

Investment Sub-Advisers

Jennison Associates LLC

Putnam Investment Management, LLC

About the Fund

Seeks long-term growth of capital by investing in companies believed to have long-term growth potential.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Core Equity Fund

The Core Equity Fund returned 27.67% for 2003, underperforming its benchmark, the Russell 1000 Index, which returned 29.90%.

Broad-based strength was evident across the U.S. equity markets in 2003. The U.S. Government took steps to support the economic rebound and interest rates were pushed to their lowest level in more than 40 years. In the Goldman Sachs Asset Management, L.P. portion of the fund, a wireless communications company contributed positively to performance, as did an overweight position in the technology sector, where two large semiconductor manufacturers performed well. Several companies in the finance area detracted from performance, including a large mortgage lender and a major financial services provider. Consumer stocks also underperformed as investors favored industries such as telecommunications, semiconductors, and networking. Two consumer staples holdings lagged the market, negatively impacting performance. The investment sub-adviser is confident that its in-depth, fundamental research approach may enable it to invest in those businesses that can produce superior growth over the long term.

In the UBS Global Asset Management (Americas) Inc. portion of the fund, overweight positions in the banking, construction and healthcare sectors enhanced performance relative to the benchmark. A leading commercial and consumer finance company, a number of pharmaceutical companies and a manufacturer and installer of building products all contributed positively. A major telecommunications company and a construction materials corporation also aided performance. The greatest detractor from performance was an underweight position in the computer hardware industry, where a lack of semiconductor holdings hurt results. A major household products manufacturer also disappointed. The investment sub-adviser remains committed to a research-based investment approach, searching for opportunities that have the potential to generate superior risk-adjusted returns over the long term.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Core Equity Fund	27.67%	(1.00)%	8.54%

Russell 1000 Index	29.90%	(0.14)%	11.00%
Lipper Large-Cap Core Funds Average	26.43%	(1.22)%	8.68%

Growth of a $10,000 Investment Since 1993

The Core Equity Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Lipper Large-Cap Core Funds Average is a non-weighted average of funds within the large-cap core investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Advisers

Goldman Sachs Asset Management, L.P.

UBS Global Asset Management (Americas) Inc.

About the Fund

Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Equity Index Fund

The Equity Index Fund returned 27.83% for 2003, underperforming its benchmark, the S&P 500® Index, which returned 28.69%.

The year got off to a difficult start as investors fretted about the anemic pace of the economic recovery. First quarter total returns were negative, and some began to think that the stock market would end lower for the fourth year in a row. Stimulus came late in the second quarter when the Federal Reserve Board cut the target federal funds rate to 1.00%. The market began to trade higher in the third quarter and real GDP growth came in at 8.2%, the highest in twenty years. Investors’ optimism for stocks was rewarded across nearly all sectors of the equity market, but among the best-performing areas were the gold and natural resources sectors, emerging markets, and the science and technology sector. Utilities stocks did not perform as well. Smaller capitalization issues performed best in 2003.

Looking ahead to 2004, the investment sub-adviser believes that many indicators point to continued global growth. The investment sub-adviser thinks that the U.S. and China may lead the way, but that Europe and Japan may also contribute. The S&P 500® Index is trading at about 24 times projected 2004 earnings, which many analysts consider full valuation. As a result, the investment sub-adviser finds it difficult to envision double-digit gains for the U.S. equity market in 2004. However, with many companies increasing their dividend pay-outs, the investment sub-adviser believes that the higher yield from stocks may become increasingly important to total return.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Equity Index Fund	27.83%	(0.85)%	10.61%
S&P 500® Index	28.69%	(0.57)%	11.06%
Lipper S&P 500 Index Objective Funds Average	28.01%	(0.93)%	10.69%

Growth of a $10,000 Investment Since 1993

The Equity Index Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500® Index is an unmanaged index of 500 leading stocks. S&P 500® Index is a registered trademark of The McGraw-Hill Companies, Inc. The Lipper S&P 500 Index Objective Funds Average is a non-weighted average of funds within the S&P 500® Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Opus Investment Management, Inc.

About the Fund

Seeks to replicate the returns of the S&P 500® Index.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Select Investment Grade Income Fund

The Select Investment Grade Income Fund returned 3.31% for 2003, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 4.11%.

The bond market was attempting to interpret the Federal Reserve Board’s signals regarding deflation, when 2003 began, and few expected more cuts in the overnight lending rate. As the stock market crept lower and payroll data showed further weakness, the Federal Reserve Board cut the target federal funds rate to 1.00% and Congress passed a massive tax cut, to aid a flailing economy. This massive stimulus provided a windfall for the U.S. consumer to go out and spend. As a result, third quarter GDP growth came in at a robust 8.2% and a solid fourth quarter marked by employment gains was anticipated.

Bond market returns were more muted this year, owing to the out-sized gains of the last several years as interest rates declined. The underperformance of the fund to its benchmark was a result of the corporate segment of the portfolio generally being positioned higher in quality relative to the benchmark, as a defensive posture. Although the corporate sector overweight was the correct decision, the underweight in the riskier names hurt performance. The lower quality sectors, in particular “Baa”, significantly outperformed the higher quality sectors. The portfolio also suffered from trading costs as a result of the merger of two funds in May, 2003.

The investment sub-adviser believes that the Federal Reserve Board may raise interest rates in the mid to latter half of 2004 and that interest rates may be pressured up modestly, as economic growth accelerates and the risk of inflation increases.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Select Investment Grade Income Fund	3.31%	5.67%	6.31%
Lehman Brothers Aggregate Bond Index	4.11%	6.62%	6.95%
Lipper Intermediate Investment Grade Debt Funds Average	5.14%	5.83%	6.56%

Growth of a $10,000 Investment Since 1993

The Select Investment Grade Income Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed-rate debt issues with an investment grade rating, at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Debt Funds Average tracks the performance of funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Opus Investment Management, Inc.

About the Fund

Seeks to generate a high level of total return which includes income and capital appreciation.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Government Bond Fund

The Government Bond Fund returned 1.67% for 2003, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.30%.

At the start of 2003, the bond market was still attempting to interpret the Federal Reserve Board’s signals regarding deflation, and few expected more cuts in the overnight lending rate. As the stock market crept lower and payroll data showed further weakness, however, the Federal Reserve Board responded and cut the target federal funds rate to 1.00%. When massive fiscal stimulus in the form of a tax cut also occurred, the U.S. consumer responded by spending strongly throughout the remainder of the year. Third quarter GDP growth came in at 8.2%, the highest in 20 years.

The fund’s overweight to spread product, namely Agency securities, enhanced results in 2003. The sector’s excess coupon over comparable Treasuries was significant to the portfolio’s performance for the period. In certain instances, the fund’s exposure to callable securities, such as collateralized mortgage obligations and callable Agencies, detracted from performance.

The investment sub-adviser believes that economic growth may continue strong into 2004. After substantial cost-cutting over the last three years, the corporate sector may realize significant profit gains and may continue its spending on capital equipment. The consumer sector may also contribute positively to economic growth. The investment sub-adviser expects to maintain the portfolio’s duration underweight relative to the Index, especially given the recent strength in the economy. The investment sub-adviser expects that Agency securities again will play a major role in the portfolio and may add incremental yield in the current low interest rate environment.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Government Bond Fund	1.67%	5.68%	5.84%
Lehman Brothers Intermediate Government Bond Index	2.30%	6.18%	6.32%
Lipper General U.S. Government Funds Average	2.32%	5.65%	6.20%

Growth of a $10,000 Investment Since 1993

The Government Bond Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. Government.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper General U.S. Government Funds Average is the non-weighted average performance of funds investing in general U.S. Government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Opus Investment Management, Inc.

About the Fund

Seeks high income, capital preservation and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its Agencies.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Money Market Fund

The Money Market Fund returned 0.80% for 2003, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.49%.

Bond market returns were more muted this year, compared to the robust gains of the last several years, when interest rates were declining. The Lehman Brothers Aggregate Bond Index returned 4.11% for 2003, which reflects positive coupon return, offset by some modest price depreciation, as interest rates rose. The two year Treasury note ended the year 23 basis points higher in yield at a still-low 1.82%, while the ten year Treasury note rose by 43 basis points to end the year at 4.25%. U.S. equity market returns were quite strong for the full year, as the S&P 500® Index returned 28.69%, while the Nasdaq Composite Index was up an impressive 50.01%.

The fund’s outperformance relative to its benchmark can largely be attributed to a slightly longer average maturity than its peer group and a large concentration in floating-rate notes, which offer incremental yield over straight debt.

The investment sub-adviser believes that there are still real risks that could threaten the U.S. economy’s growth and recovery. Geopolitical uncertainty, the risk of terrorism and the falling dollar are all potential hazards. Should the current weakening dollar begin to free-fall, the investment sub-adviser believes that U.S. interest rates may be forced up dramatically to fund the burgeoning deficits. This could cause stock prices to fall, eroding consumer confidence and squashing capital spending growth plans. While not anticipating this outcome, the investment sub-adviser feels that it is important to acknowledge the risks still present in the economy.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	0.80%	3.64%	4.43%
Money Fund Report Averages: First Tier Taxable	0.49%	3.08%	3.94%
Lipper Money Market Funds Average	0.64%	3.28%	4.12%

Average Yield as of December 31, 2003
Money Market Fund 7-Day Yield			0.65%

Growth of a $10,000 Investment Since 1993

The Money Market Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of funds within the money market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Opus Investment Management, Inc.

About the Fund

Seeks to maximize current income for investors while preserving capital and liquidity.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

Financials

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 97.3%
	Advertising - 2.1%
100,000	Catalina Marketing Corp.* (a)	$2,016,000
67,000	Lamar Advertising Co.*	2,500,440
76,000	Monster Worldwide, Inc. (a)	1,668,960

		6,185,400

	Aerospace & Defense - 1.1%
56,000	Alliant Techsystems, Inc.*	3,234,560

	Airlines - 0.4%
46,000	JetBlue Airways Corp. (a)	1,219,920

	Apparel Retailers - 0.9%
104,000	Ross Stores, Inc. (a)	2,748,720

	Automotive - 1.8%
38,000	ITT Industries, Inc.	2,819,980
49,000	Oshkosh Truck Corp.	2,500,470

		5,320,450

	Banking - 0.2%
14,000	Silicon Valley Bancshares*	504,980

	Beverages, Food & Tobacco - 1.4%
86,000	Cott Corp.*	2,408,860
56,000	Starbucks Corp.*	1,851,360

		4,260,220

	Chemicals - 1.1%
38,000	Potash Corp. of Saskatchewan, Inc.* (a)	3,286,240

	Commercial Services - 9.4%
18,000	Apollo Group, Inc.*	1,224,000
183,000	BearingPoint, Inc.*	1,846,470
91,000	Certegy, Inc.	2,984,800
107,000	ChoicePoint, Inc.*	4,075,630
58,000	Education Management*	1,800,320
99,000	Hewitt Associates, Inc.*	2,960,100
12,000	Invitrogen Corp.*	840,000
64,000	Iron Mountain, Inc.*	2,530,560
77,000	Manpower, Inc.* (a)	3,625,160
117,000	Robert Half International, Inc.*	2,730,780
114,000	Viad Corp.	2,850,000
28,000	WebMD Corp.*	251,720

		27,719,540

	Communications - 3.1%
18,000	Advanced Fibre Communications, Inc.*	362,700
27,000	L-3 Communications Holdings, Inc.*	1,386,720
115,000	Nextel Communications, Inc., Class A*	3,226,900
8,000	Research In Motion (a)	534,640
122,000	Rockwell Collins, Inc.	3,663,660

		9,174,620

	Computer Software & Processing - 10.0%
54,000	Adobe Systems, Inc.	$2,122,200
34,000	Affiliated Computer Services, Class A (a)	1,851,640
133,000	Cadence Design Systems, Inc. (a)	2,391,340
123,000	Ceridian Corp.*	2,575,620
85,000	DST Systems, Inc. (a)	3,549,600
61,000	Fiserv, Inc.*	2,410,110
46,000	Intuit, Inc.*	2,433,860
91,000	Macromedia, Inc.*	1,623,440
34,000	Mercury Interactive Corp. (a)	1,653,760
187,000	Network Associates, Inc.*	2,812,480
45,000	Red Hat, Inc.*	844,650
75,000	Siebel Systems, Inc.*	1,040,250
50,000	SunGard Data Systems, Inc.*	1,385,500
177,000	VeriSign, Inc.*	2,885,100

		29,579,550

	Computers & Information - 1.8%
55,800	3Com Corp.*	455,885
40,000	Diebold Inc.	2,154,800
21,000	Lexmark International Group, Inc.*	1,651,440
52,000	Seagate Technology*	982,800

		5,244,925

	Cosmetics & Personal Care - 0.5%
39,000	Estee Lauder Cos., Inc., Class A	1,531,140

	Electronics - 6.0%
80,000	Amis Holdings, Inc.*	1,462,400
81,000	ASML Holding NV*	1,624,050
31,000	Garmin, Ltd. (a)	1,688,880
24,700	Integrated Circuit Systems, Inc.*	703,703
106,000	Intersil Corp., Class A*	2,634,100
56,000	Jabil Circuit, Inc.*	1,584,800
91,000	Microchip Technology, Inc.	3,035,760
19,000	Molex Inc., Class A	557,840
46,000	Novellus Systems, Inc.*	1,934,300
19,000	QLogic Corp.*	980,400
70,000	Semtech Corp.*	1,591,100

		17,797,333

	Financial Services - 4.7%
54,000	CapitalSource, Inc. (a)	1,170,720
81,000	Charles Schwab Corp.	959,040
60,000	Eaton Vance Corp.	2,198,400
9,000	Franklin Resources, Inc.	468,540
31,000	Investors Financial Services Corp.	1,190,710
23,000	Legg Mason, Inc.*	1,775,140
32,000	Nationwide Financial Services, Inc.	1,057,920
60,000	Principal Financial Group, Inc.	1,984,200
130,000	Waddell & Reed Financial, Class A	3,049,800

		13,854,470

	Food Retailers - 1.2%
51,000	Whole Foods Market, Inc.* (a)	3,423,630

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Health Care Providers - 4.9%
44,600	Davita, Inc.*	$1,739,400
127,000	Health Management Associates, Inc., Class A	3,048,000
82,000	Laboratory Corp. of America Holdings*	3,029,900
109,000	Manor Care, Inc.* (a)	3,768,130
37,000	Universal Health Services, Inc. (a)	1,987,640
11,000	Wellpoint Health Networks, Inc.*	1,066,890

		14,639,960

	Heavy Machinery - 4.5%
31,000	American Standard Companies, Inc.*	3,121,700
49,000	Cooper Cameron Corp.*	2,283,400
81,000	FMC Technologies, Inc.*	1,887,300
79,000	Harris Corp., Inc.	2,998,050
73,000	Smith International, Inc.*	3,030,960

		13,321,410

	Insurance - 3.4%
43,000	Anthem, Inc. (a)	3,225,000
49,000	Axis Capital Holdings, Ltd.	1,434,720
49,000	Protective Life Corp.	1,658,160
34,000	Radian Group, Inc.	1,657,500
13,000	Wellchoice, Inc.*	448,500
52,000	Willis Group Holdings, Ltd.	1,771,640

		10,195,520

	Lodging - 0.9%
93,000	Fairmont Hotels & Resorts, Inc. (a)	2,524,020

	Media - Broadcasting & Publishing - 4.6%
81,000	Cablevision Systems Corp. (a)	1,894,590
94,000	Citadel Broadcasting Corp.*	2,102,780
80,000	Cox Radio, Inc.*	2,018,400
8,000	E.W. Scripps Co.	753,120
18,000	Entercom Communications Corp.* (a)	953,280
17,000	NTL, Inc.*	1,185,750
97,000	Rogers Communications, Inc., Class B (a)	1,600,500
54,000	Scholastic Corp. (a)	1,838,160
43,000	XM Satellite Radio Holdings, Inc. (a)	1,133,480

		13,480,060

	Medical Supplies - 4.9%
28,000	Danaher Corp. (a)	2,569,000
38,000	Edwards Lifesciences Corp.*	1,143,040
150,000	Omnicare, Inc.	6,058,500
66,000	Roper Industries, Inc. (a)	3,251,160
43,000	Waters Corp.*	1,425,880

		14,447,580

	Metals - 2.6%
37,000	International Steel Group, Inc. (a)	1,441,150
59,000	Newmont Mining Corp.	2,867,990
62,000	Nucor Corp. (a)	3,472,000

		7,781,140

	Oil & Gas - 5.6%
103,000	BJ Services Co.*	$3,697,700
12,000	Devon Energy Corp.*	687,120
105,000	Diamond Offshore Drilling, Inc. (a)	2,153,550
71,000	EOG Resources, Inc.*	3,278,070
47,000	Murphy Oil Corp.	3,069,570
31,000	Western Gas Resources, Inc.	1,464,750
83,000	XTO Energy, Inc.	2,348,900

		16,699,660

	Personal Services - 0.3%
27,000	Weight Watchers International, Inc. (a)	1,035,990

	Pharmaceuticals - 9.3%
39,000	Abgenix, Inc.*	485,940
58,000	Alkermes, Inc.*	783,000
48,600	AmerisourceBergen Corp. (a)	2,728,890
37,000	Amylin Pharmaceuticals, Inc.* (a)	822,140
66,000	Andrx Corp.*	1,586,640
26,000	Barr Laboratories, Inc.* (a)	2,000,700
42,800	Biogen Idec, Inc.*	1,574,184
43,000	Cephalon, Inc.* (a)	2,081,630
49,000	Gilead Sciences, Inc.*	2,848,860
60,000	Human Genome Sciences, Inc.*	795,000
26,000	ImClone Systems, Inc.*	1,031,160
112,000	IVAX Corp.*	2,674,560
106,000	Medimmune, Inc.*	2,692,400
43,000	Millennium Pharmaceuticals*	802,810
24,000	Neurocrine Biosciences, Inc.* (a)	1,308,960
42,000	Protein Design Labs, Inc. (a)	751,800
34,000	Teva Pharmaceutical Industries, Ltd., Sponsored ADR*	1,928,140
56,000	Vertex Pharmaceuticals, Inc.*	572,880

		27,469,694

	Restaurants - 0.7%
49,000	The Cheesecake Factory, Inc. (a)	2,157,470

	Retailers - 6.7%
21,000	99 Cents Only Stores*	571,830
52,000	Best Buy Co., Inc.*	2,716,480
37,000	CDW Corp. (a)	2,137,120
79,000	Dollar Tree Stores, Inc.*	2,374,740
65,000	Family Dollar Stores, Inc.	2,332,200
11,000	Fastenal Co. (a)	549,340
27,000	InterActiveCorp (a)	916,110
61,000	O’Reilly Automotive, Inc.*	2,339,960
95,000	Petsmart, Inc.	2,261,000
56,000	Shoppers Drug Mart Corp.*	1,299,191
65,000	Williams-Sonoma, Inc.* (a)	2,260,050

		19,758,021

	Telephone Systems - 1.7%
145,000	Crown Castle International Corp.* (a)	1,599,350
91,000	Nextel Partners, Inc., Class A (a)	1,223,950
58,000	Triton PCS Holdings, Inc.*	323,640
110,000	Western Wireless Corp., Class A*	2,019,600

		5,166,540

See Notes to Financial Statements.

SELECT CAPITAL APPRECIATION FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Transportation - 1.5%
94,000	Brunswick Corp.	$2,992,020
40,000	Expeditors International of Washington, Inc.	1,506,400

		4,498,420

	Total Common Stocks	288,261,183

	(Cost $216,722,072)

Par Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (b) - 0.8%
	Fannie Mae - 0.7%
$2,062,000	0.70%, 01/02/04	2,061,960

	Freddie Mac - 0.1%
110,000	1.08%, 02/04/04	109,888

	Total U.S. Government and
	Agency Obligations	2,171,848

	(Cost $2,171,848)
Total Investments - 98.1%		290,433,031

(Cost $218,893,920)
Net Other Assets and Liabilities - 1.9%		5,770,901

Total Net Assets - 100.0%		$296,203,932

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $69,817,387. The value of collateral amounted to $72,318,713 which consisted of cash equivalents.

(b)	Effective yield at time of purchase.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $224,072,928. Net unrealized appreciation (depreciation) aggregated $66,360,103, of which $70,870,786 related to appreciated investment securities and $(4,510,683) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $713,085, $4,819,968 and $20,171,579 of capital loss carryforwards, undistributed short-term capital gains and undistributed long-term capital gains, respectively.

For the period ended December 31, 2003 the Portfolio has elected to defer $6,647 of currency losses attributable to Post-October losses.

At December 31, 2003, the Portfolio had capital loss carryforwards which expire as follows: $713,085 in 2008.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $131,244,775 and $223,574,570 of non-governmental issuers, respectively.

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 95.3%
	Advertising - 1.7%
95,250	ADVO, Inc.	$3,025,140
90,800	Lamar Advertising Co.*	3,388,656

		6,413,796

	Aerospace & Defense - 2.2%
267,900	United Defense Industries, Inc.*	8,540,652

	Automotive - 2.3%
300,000	Goodrich (B.F.) Co.	8,907,000

	Banking - 5.1%
165,600	Greenpoint Financial Corp.	5,848,992
153,700	Hibernia Corp., Class A	3,613,487
249,350	North Fork Bancorp., Inc.	10,091,194

		19,553,673

	Beverages, Food & Tobacco - 1.4%
15,100	Adolph Coors Co. (a)	847,110
104,800	American Italian Pasta Co., Class A (a)	4,391,120

		5,238,230

	Chemicals - 5.4%
322,700	Airgas, Inc.	6,931,596
214,320	Georgia Gulf Corp.	6,189,562
211,800	International Flavors & Fragrances, Inc. (a)	7,396,056

		20,517,214

	Commercial Services - 8.0%
256,200	Amdocs, Ltd.*	5,759,376
171,860	Aramark Services, Inc., Class B	4,712,401
502,200	BISYS Group, Inc.*	7,472,736
127,110	Manpower, Inc. (a)	5,984,339
341,000	Moore Wallace, Inc.*	6,386,930

		30,315,782

	Communications - 1.3%
675,300	Arris Group, Inc. (a)	4,889,172

	Computer Software & Processing - 4.3%
132,300	Hyperion Solutions Corp. (a)	3,987,522
695,100	Novell, Inc.*	7,312,452
170,000	Take-Two Interactive Software, Inc. (a)	4,897,700

		16,197,674

	Computers & Information - 0.9%
294,700	IKON Office Solutions, Inc.	3,495,142

	Containers & Packaging - 1.4%
242,820	Packaging Corp. of America	5,308,045

	Electric Utilities - 4.4%
267,500	PG&E Corp.*	$7,428,475
143,210	PPL Corp.	6,265,437
407,400	Reliant Resources, Inc. (a)	2,998,464

		16,692,376

	Electrical Equipment - 1.5%
114,300	Moog, Inc., Class A*	5,646,420

	Electronics - 2.8%
179,100	A.O. Smith Corp.	6,277,455
1,501,100	Agere Systems, Inc.*	4,353,190

		10,630,645

	Entertainment & Leisure - 2.2%
139,200	Alliance Gaming Corp.*	3,431,280
354,200	Hollywood Entertainment Corp.*	4,870,250

		8,301,530

	Financial Services - 1.6%
205,900	Brascan Corp., Class A (a)	6,288,186

	Forest Products & Paper - 3.8%
328,200	Boise Cascade Corp.	10,784,652
82,600	Bowater, Inc.	3,825,206

		14,609,858

	Health Care Providers - 3.7%
124,200	Kindred Healthcare, Inc.*	6,455,916
279,200	Sierra Health Services, Inc.*	7,664,040

		14,119,956

	Heavy Machinery - 4.2%
253,000	Stanley Works (a)	9,581,110
170,600	York International Corp.	6,278,080

		15,859,190

	Household Products - 0.8%
77,200	Church & Dwight Co., Inc.	3,057,120

	Insurance - 10.4%
108,100	AMBAC Financial Group, Inc.	7,501,059
159,790	Everest Re Group, Ltd.	13,518,234
133,150	Oxford Health Plans, Inc.*	5,792,025
452,200	The Phoenix Companies, Inc. (a)	5,444,488
214,200	Willis Group Holdings, Ltd.	7,297,794

		39,553,600

	Lodging - 1.9%
394,900	Intrawest Corp.	7,301,701

	Media - Broadcasting & Publishing - 6.3%
219,900	Belo Corp.	6,231,966
282,386	Cablevision Systems Corp.* (a)	6,605,009

See Notes to Financial Statements.

SELECT VALUE OPPORTUNITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Media - Broadcasting & Publishing (continued)
92,000	Entercom Communications Corp.*	$4,872,320
81,800	Knight-Ridder, Inc. (a)	6,328,866

		24,038,161

	Medical Supplies - 4.9%
90,340	C.R. Bard, Inc.	7,340,125
188,500	CTI Molecular Imaging, Inc. (a)	3,187,535
198,500	Omnicare, Inc.	8,017,415

		18,545,075

	Metals - 1.1%
193,800	Watts Industries, Inc., Class A	4,302,360

	Oil & Gas - 3.5%
399,700	Pride International Inc. (a)	7,450,408
159,200	Weatherford International Ltd.*	5,731,200

		13,181,608

	Retailers - 2.0%
198,200	CSK Auto Corp.*	3,720,214
197,700	Insight Enterprises, Inc.*	3,716,760

		7,436,974

	Transportation - 6.2%
123,800	CNF Transportation, Inc.	4,196,820
259,900	Royal Caribbean Cruises, Ltd. (a)	9,041,921
244,500	Wabtec Corp.	4,166,280
176,600	Yellow Roadway Corp. (a)	6,387,622

		23,792,643

	Total Common Stocks	362,733,783

	(Cost $291,466,949)
Total Investments - 95.3%		362,733,783

(Cost $291,466,949)
Net Other Assets and Liabilities - 4.7%		18,067,212

Total Net Assets - 100.0%		$380,800,995

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of securities loaned amounted to $72,077,037. The value of collateral amounted to $75,000,853 which consisted of cash equivalents.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $293,952,837. Net unrealized appreciation (depreciation) aggregated $68,780,946, of which $70,617,798 related to appreciated investment securities and $(1,836,852) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $195,527 and $22,153,190 of undistributed ordinary income and of undistributed short term capital gains, respectively.

During the period ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income - $398,315 and long-term capital gains - $966,884

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $379,403,928 and $459,818,920 of non-governmental issuers, respectively.

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 97.4%
	Australia - 2.5%
198,828	James Hardie Industries NV	$1,030,672
123,789	National Australia Bank, Ltd. (a)	2,793,401
315,097	News Corp., Ltd	2,846,544
220,755	Westpac Banking Corp., Ltd.	2,659,582

		9,330,199

	Canada - 0.5%
37,855	Royal Bank of Canada	1,810,361

	China - 0.3%
1,470,000	China Life Insurance Co.*	1,202,342

	Finland - 1.3%
281,367	Nokia Oyj	4,865,710

	France - 8.8%
134,836	Aventis	8,911,950
194,331	Axa	4,159,676
100,930	France Telecom SA*	2,884,801
42,775	Lafarge SA	3,809,170
73,535	Total SA, Class B	13,671,847

		33,437,444

	Germany - 6.4%
110,295	Bayer AG (a)	3,178,906
148,590	Bayerische Motoren Werke (BMW) AG (a)	6,850,347
60,858	Deutsche Bank AG	4,882,142
151,624	Veba AG	9,583,584

		24,494,979

	Hong Kong - 3.0%
445,000	Cheung Kong Holdings, Ltd.	3,539,434
1,063,500	Johnson Electric Holdings, Ltd.	1,356,156
948,000	Li & Fung, Ltd.	1,624,040
350,000	Sun Hung Kai Properties, Ltd.	2,896,530
343,000	Swire Pacific, Ltd.	2,116,248

		11,532,408

	Ireland - 0.8%
144,600	CRH, Plc	2,963,857

	Italy - 3.6%
411,610	ENI SpA	7,766,997
2,059,684	Telecom Italia SpA* (a)	6,105,259

		13,872,256

	Japan - 14.6%
32,190	Acom Co., Ltd.	1,459,769
271,000	Canon, Inc.	12,618,177
46,000	Fanuc, Ltd.	2,755,622
177,800	Honda Motor Co., Ltd.	7,897,061
52,600	Hoya Corp.	4,829,560
347	Mitsubishi Tokyo Financial Group, Inc.	$2,706,840
1,684	Nippon Telegraph & Telephone Corp.	8,123,803
624	NTT Mobile Communications Network, Inc.	1,414,874
115,000	Ricoh Co., Ltd.	2,269,525
21,700	Rohm Co., Ltd.	2,543,174
102,000	Shin-Etsu Chemical Co., Ltd.	4,168,704
87,000	Shionogi & Co., Ltd.	1,620,342
81,400	Takeda Chemical Industries, Ltd.	3,228,049

		55,635,500

	Netherlands - 9.3%
348,737	ABN-Amro Holdings	8,159,763
265,487	Elsevier NV	3,298,489
44,594	Heineken NV	1,698,147
408,180	ING Groep NV	9,519,722
241,671	Koninklijke Ahold NV*	1,841,186
233,669	Koninklijke (Royal) Phillips Electronics NV	6,823,194
99,070	TNT Post Group NV	2,320,543
54,793	VNU NV	1,731,284

		35,392,328

	Singapore - 0.5%
263,000	United Overseas Bank, Ltd.	2,044,162

	South Korea - 4.1%
76,390	Korea Electric Power Corp.	1,372,007
51,470	Korea Telecom Corp.	1,926,615
23,130	POSCO	3,164,238
23,776	Samsung Electronics Co.	8,999,560

		15,462,420

	Spain - 3.6%
701,358	Banco de Santander (a)	8,306,938
376,328	Telefonica SA	5,525,291

		13,832,229

	Switzerland - 12.2%
53,279	Nestle SA	13,311,673
172,885	Novartis AG	7,849,196
74,019	Roche Holdings AG	7,466,238
93,873	Swiss Reinsurance Co.	6,337,898
169,311	UBS AG	11,595,425

		46,560,430

	United Kingdom - 25.9%
1,009,813	Barclays, Plc	9,006,949
280,814	British American Tobacco Industries, Plc	3,870,784
541,332	BT Group, Plc	1,824,266
472,874	Cadbury Schweppes, Plc	3,472,829
598,955	Centrica, Plc	2,262,383
521,906	Compass Group, Plc, Sponsored ADR	3,550,302
392,306	Diageo, Plc	5,161,806
321,822	GlaxoSmithKline, Plc	7,374,204
391,998	HSBC Holdings Plc	6,161,235
463,621	Kingfisher Plc	2,311,414

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	United Kingdom (continued)
832,199	Lloyds TSB Group, Plc	$6,674,129
201,288	Marks & Spencer Group, Plc	1,041,370
419,479	Prudential Corp., Plc	3,546,268
195,246	Reed Elsevier, Plc	1,633,130
905,525	Shell Transportation & Trading, Plc	6,735,361
307,016	Smith & Nephew, Plc	2,579,020
113,625	Smiths Group, Plc	1,344,512
1,115,622	Tesco, Plc	5,147,604
33,230	Travis Perkins, Plc	760,240
782,932	Unilever, Plc	7,298,653
4,193,156	Vodafone Airtouch, Plc	10,396,334
284,577	Wolseley, Plc	4,024,541
230,887	WPP Group, Plc	2,267,073

		98,444,407

	Total Common Stocks	370,881,032

	(Cost $339,033,466)
PREFERRED STOCKS - 0.1%
	France - 0.1%
13,241	AXA Preferred, Convertible	267,057

	Total Preferred Stocks	267,057

	(Cost $197,489)
RIGHTS - 0.0%
	Thailand - 0.0%
100,421	TelecomAsia Corp., Public Co., Ltd.* (b)	0

	United Kingdom - 0.0%
332,400	Ti Automotive, Ltd.* (b)	0

	Total Rights	0

	(Cost $68,642)
Total Investments - 97.5%		371,148,089

(Cost $339,299,597)
Net Other Assets and Liabilities - 2.5%		9,505,093

Total Net Assets - 100.0%		$380,653,182

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $15,881,176. The value of collateral amounted to $16,782,106 which consisted of cash equivalents.

(b)	Contingent Value Obligation.

ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $353,385,154. Net unrealized appreciation (depreciation) aggregated $17,762,935, of which $39,444,590 related to appreciated investment securities and $(21,681,655) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $4,285,370 and $116,220,189 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2003, the Portfolio has elected to defer $1,391,194 of capital losses attributable to Post-October losses.

During the period ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income - $2,710,560.

At December 31, 2003, the Portfolio had capital loss carryforwards which expire as follows: $10,039,365 in 2008; $2,072,911 in 2009; $68,250,709 in 2010; $35,857,204 in 2011. Approximately $9,683,050, $2,072,911 and $2,072,911 which will expire in 2008, 2009 and 2010, respectively, was acquired in the merger and is available to offset future capital gains of the portfolio.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $89,451,766 and $170,506,351 of non-governmental issuers, respectively.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To Deliver	Currency	Settlement Dates	Contracts At Value	In Exchange For U.S. $	Unrealized Depreciation
524,539	GBP	01/05/04	$938,790	$929,903	$(8,887)
149,548	EUR	01/02/04	188,633	185,245	(3,388)
1,525,884	EUR	01/05/04	1,924,514	1,905,063	(19,451)
126,229	EUR	01/06/04	159,202	157,597	(1,605)
300,733	EUR	01/07/04	379,277	375,465	(3,812)
1,127,368	CHF	01/06/04	911,645	901,462	(10,183)

			$4,502,061	$4,454,735	$(47,326)

CHF	Swiss Franc
EUR	Euro Currency
GBP	British Pound Sterling

See Notes to Financial Statements.

SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Industry Concentration of Investments as a Percentage of Net Assets (Unaudited):
Advertising	0.6%
Automotive	3.9
Banking	18.3
Beverages, Food & Tobacco	9.1
Building Materials	1.3
Chemicals	1.9
Commercial Services	0.9
Communications	4.2
Computers & Information	0.6
Electric Utilities	2.9
Electrical Equipment	0.9
Electronics	9.2
Financial Services	1.8
Food Retailers	2.8
Heavy Machinery	2.0
Insurance	4.1
Media - Broadcasting & Publishing	2.5
Medical Supplies	1.9
Metals	0.8
Miscellaneous	0.4
Oil & Gas	8.0
Pharmaceuticals	9.6
Real Estate	1.7
Retailers	0.9
Telephone Systems	7.2
Net Other Assets and Liabilities	2.5

Total	100.0%

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 99.3%
	Advertising - 0.1%
10,300	Omnicom Group, Inc. (a)	$899,499

	Airlines - 0.0%
18,200	Southwest Airlines, Inc.	293,748

	Apparel Retailers - 0.3%
18,100	Chico’s FAS, Inc.* (a)	668,795
24,300	Kohls Corp.*	1,092,042
5,000	Timberland Co.*	260,350

		2,021,187

	Automotive - 0.5%
63,200	Harley-Davidson, Inc. (a)	3,003,896

	Banking - 2.1%
71,400	Capital One Financial Corp. (a)	4,376,106
240,800	MBNA Corp.	5,983,880
32,600	U.S. Bancorp	970,828
13,200	Wells Fargo & Co.	777,348
12,300	Zions Bancorp.	754,359

		12,862,521

	Beverages, Food & Tobacco - 3.3%
54,600	Altria Group, Inc.	2,971,332
68,100	Anheuser-Busch Companies, Inc.	3,587,508
44,800	Coca-Cola Enterprises, Inc.	979,776
106,000	PepsiCo, Inc.	4,941,720
5,000	Performance Food Group Co.* (a)	180,850
224,200	Starbucks Corp.*	7,412,052
14,200	Sysco Corp.	528,666

		20,601,904

	Chemicals - 0.1%
7,200	Sealed Air Corp.*	389,808

	Commercial Services - 1.4%
35,300	Accenture, Ltd.*	929,096
74,300	Apollo Group, Inc.*	5,052,400
14,300	Automatic Data Processing, Inc.	566,423
9,900	Convergys Corp.*	172,854
16,200	Fair Isaac Corp.	796,392
8,000	Getty Images, Inc.*	401,040
11,000	Iron Mountain, Inc.* (a)	434,940
14,800	Paychex, Inc.	550,560

		8,903,705

	Communications - 1.7%
42,600	Avaya, Inc.*	551,244
44,800	Ciena Corp.*	297,472
37,800	Echostar Communications Corp.*	1,285,200
10,300	L-3 Communications Holdings, Inc.*	529,008
106,400	Nokia Oyj Corp., Sponsored ADR	1,808,800
108,200	Qualcomm, Inc. (a)	5,835,226

		10,306,950

	Computer Software & Processing - 8.8%
27,400	Adobe Systems, Inc.	$1,076,820
14,800	Affiliated Computer Services, Class A* (a)	806,008
6,800	Cognizant Technology Solutions Corp.*	310,352
21,900	Computer Associates International, Inc. (a)	598,746
77,500	Electronic Arts, Inc.*	3,702,950
24,200	Fiserv, Inc.*	956,142
14,800	GTECH Holdings Corp.	732,452
13,100	IMS Health, Inc. (a)	325,666
16,300	Macromedia, Inc.*	290,792
7,100	Mercury Interactive Corp.*	345,344
913,600	Microsoft Corp.	25,160,544
95,600	Oracle Corp.*	1,261,920
113,000	PeopleSoft, Inc.*	2,576,400
13,800	SanDisk Corp.*	843,732
138,000	SAP AG, Sponsored ADR	5,735,280
25,400	SunGard Data Systems, Inc.*	703,834
114,000	Symantec Corp.* (a)	3,950,100
19,900	VeriSign, Inc.*	324,370
8,600	VERITAS Software Corp.*	319,576
105,100	Yahoo!, Inc.*	4,747,367

		54,768,395

	Computers & Information - 9.4%
926,200	Cisco Systems, Inc.*	22,497,398
440,600	Dell, Inc.*	14,962,776
367,200	EMC Corp.*	4,744,224
138,900	Hewlett-Packard Co.	3,190,533
109,700	International Business Machines Corp.	10,166,996
5,400	Lexar Media, Inc.*	94,122
39,700	Lexmark International Group, Inc.*	3,122,008

		58,778,057

	Cosmetics & Personal Care - 1.8%
48,600	Avon Products, Inc.	3,280,014
81,600	Procter & Gamble Co.	8,150,208

		11,430,222

	Education - 0.4%
54,500	Career Education Corp.*	2,183,815

	Electric Utilities - 0.4%
81,500	Edison International*	1,787,295
16,500	Entergy Corp.	942,645

		2,729,940

	Electrical Equipment - 0.2%
66,900	Xerox Corp. (a)	923,220

	Electronics - 10.2%
211,200	Altera Corp.* (a)	4,794,240
57,200	Analog Devices, Inc.	2,611,180
15,200	Arrow Electronics, Inc.*	351,728
914,300	Intel Corp.	29,440,460
11,800	Intersil Corp., Class A*	293,230
11,400	Jabil Circuit, Inc.*	322,620

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Electronics (continued)
101,400	KLA-Tencor Corp.*	$5,949,138
49,100	Lam Research Corp.* (a)	1,585,930
17,800	Linear Technology Corp.	748,846
32,200	LSI Logic Corp.*	285,614
31,900	Marvell Technology Group, Ltd.*	1,209,967
50,000	Motorola, Inc.	703,500
7,400	Novellus Systems, Inc.*	311,170
40,600	PMC-Sierra, Inc.* (a)	818,090
35,300	QLogic Corp.*	1,821,480
437,200	Texas Instruments, Inc.	12,844,936

		64,092,129

	Entertainment & Leisure - 0.3%
21,600	Harrah’s Entertainment, Inc.*	1,075,032
11,200	Mattel, Inc.	215,824
21,400	Walt Disney Co.	499,262

		1,790,118

	Financial Services - 5.4%
181,100	American Express Co. (a)	8,734,453
61,000	Charles Schwab Corp.	722,240
219,400	Citigroup, Inc.	10,649,676
15,750	Doral Financial Corp.	508,410
67,100	Fannie Mae	5,036,526
29,300	Freddie Mac	1,708,776
6,200	H&R Block, Inc. (a)	343,294
9,200	SEI Investment Co.	280,324
109,600	State Street Corp. (a)	5,707,968

		33,691,667

	Food Retailers - 0.7%
33,800	Kroger Co.*	625,638
52,800	Whole Foods Market, Inc.* (a)	3,544,464

		4,170,102

	Health Care Providers - 1.2%
85,600	Caremax Rx, Inc.* (a)	2,168,248
5,900	Community Health Systems, Inc.*	156,822
40,000	Coventry Health Care, Inc.* (a)	2,579,600
4,100	Express Scripts, Inc.*	272,363
22,900	Health Management Associates, Inc., Class A	549,600
10,700	Manor Care, Inc. (a)	369,899
11,800	Universal Health Services, Inc.* (a)	633,896
8,000	Wellpoint Health Networks, Inc.*	775,920

		7,506,348

	Heavy Machinery - 1.0%
186,500	Applied Materials, Inc.*	4,186,925
12,400	Harris Corp., Inc.	470,580
18,900	United Technologies Corp.	1,791,153

		6,448,658

	Home Construction,
	Furnishings &
	Appliances - 1.0%
22,000	D.R. Horton, Inc.	$951,720
10,600	Harman International Industries, Inc.	784,188
16,100	Lennar Corp. (a)	1,545,600
37,100	Masco Corp.	1,016,911
23,900	Whirlpool Corp.	1,736,335

		6,034,754

	Industrial - Diversified - 5.0%
92,700	3M Co.	7,882,281
759,600	General Electric Co.	23,532,408

		31,414,689

	Insurance - 2.2%
142,200	American International Group, Inc.	9,425,016
2,700	Anthem, Inc.*	202,500
14,500	Fidelity National Financial, Inc.	562,310
21,300	Medco Health Solutions, Inc.*	723,987
5,900	Mid Atlantic Medical Services, Inc.*	382,320
37,100	UnitedHealth Group, Inc.	2,158,478
5,200	Wellchoice, Inc.*	179,400

		13,634,011

	Lodging - 0.3%
41,100	Marriott International, Inc., Class A	1,898,820

	Media - Broadcasting &
	Publishing - 3.9%
73,500	Clear Channel Communications, Inc.*	3,442,005
10,300	Comcast Corp., Class A*	338,561
60,300	Comcast Corp., Special Class A*	1,886,184
18,200	Fox Entertainment Group, Class A*	530,530
126,034	Hughes Electronics Corp.*	2,085,863
102,300	Liberty Media Group, Class A*	1,216,347
36,300	Time Warner, Inc.*	653,037
130,800	Univision Communications, Inc.*	5,191,452
205,900	Viacom, Inc., Class B*	9,137,842

		24,481,821

	Medical Supplies - 4.0%
212,000	Agilent Technologies, Inc.*	6,198,880
69,900	Allergan, Inc. (a)	5,369,019
4,800	Beckman Coulter, Inc.	243,984
32,400	Boston Scientific Corp.*	1,191,024
8,300	Fisher Scientific International, Inc.*	343,371
31,300	Guidant Corp.	1,884,260
147,700	Medtronic, Inc.	7,179,697
12,500	Patterson Dental Co. (a)	802,000
11,100	Schein (Henry), Inc.*	750,138
5,300	St. Jude Medical, Inc.*	325,155
14,100	Steris Corp.*	318,660
8,000	Varian Medical Systems, Inc.*	552,800

		25,158,988

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Metals - 0.3%
49,600	Freeport-McMoRan Copper & Gold, Inc., Class B* (a)	$2,089,648

	Oil & Gas - 2.7%
85,900	BJ Services Co.*	3,083,810
10,400	Burlington Resources, Inc.	575,952
16,200	GlobalSantaFe Corp. (a)	402,246
121,300	Schlumberger, Ltd.	6,637,536
70,100	Total SA, Sponsored ADR	6,484,951

		17,184,495

	Pharmaceuticals - 15.0%
89,200	Abbott Laboratories	4,156,720
15,800	Alcon, Inc.	956,532
16,400	AmerisourceBergen Corp. (a)	920,860
240,100	Amgen, Inc.*	14,838,180
13,700	Amylin Pharmaceuticals, Inc. (a)	304,414
78,800	AstraZeneca Plc, ADR (a)	3,812,344
5,600	Barr Laboratories, Inc.* (a)	430,920
10,100	Biogen Idec, Inc.*	371,478
35,700	Cardinal Health, Inc. (a)	2,183,412
57,000	Forest Laboratories, Inc.*	3,522,600
78,800	Genentech, Inc.*	7,373,316
19,700	Genzyme Corp.*	971,998
84,000	Gilead Sciences, Inc.*	4,883,760
161,100	Johnson & Johnson	8,322,426
4,200	McKesson Corp.	135,072
77,700	Medimmune, Inc.*	1,973,580
31,400	Merck & Co., Inc.	1,450,680
82,800	Novartis AG, Sponsored ADR	3,799,692
637,540	Pfizer, Inc.	22,524,288
30,200	Roche Holding AG, Sponsored ADR	3,046,250
82,400	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	4,672,904
74,300	Wyeth Corp.	3,154,035

		93,805,461

	Rental and Leasing Services - 0.1%
12,450	Rent-A-Center, Inc.*	372,006

	Restaurants - 0.8%
6,200	CBRL Group, Inc.	237,212
158,000	McDonald’s Corp.	3,923,140
19,000	Yum! Brands, Inc.*	653,600

		4,813,952

	Retailers - 11.0%
21,800	Advanced Auto Parts, Inc.*	1,774,520
19,600	AutoZone, Inc.*	1,670,116
210,900	Bed Bath & Beyond, Inc.*	9,142,515
37,900	Best Buy Co., Inc.	1,979,896
8,700	CarMax, Inc.* (a)	269,091
85,100	Costco Wholesale Corp.*	3,164,018
66,300	eBay, Inc.*	4,282,317
18,600	Family Dollar Stores, Inc.	667,368
10,100	Federated Department Stores, Inc.	476,013
138,100	Home Depot, Inc.	4,901,169
103,800	InterActiveCorp* (a)	3,521,934
165,100	Lowes Cos., Inc.	$9,144,889
6,600	Michaels Stores, Inc.	291,720
12,100	Petsmart, Inc.	287,980
86,300	Staples, Inc.*	2,355,990
146,600	Tiffany & Co.	6,626,320
103,200	TJX Cos., Inc.	2,275,560
294,100	Wal-Mart Stores, Inc.	15,602,005
11,300	Williams-Sonoma, Inc.*	392,901

		68,826,322

	Securities Broker - 2.0%
61,700	Goldman Sachs and Co.	6,091,641
110,200	Merrill Lynch & Co., Inc.	6,463,230

		12,554,871

	Telephone Systems - 1.1%
31,400	BellSouth Corp.	888,620
39,800	CenturyTel, Inc.	1,298,276
26,600	Sprint Corp.	436,772
175,700	Vodafone Group, Plc, Sponsored ADR	4,399,528

		7,023,196

	Textiles, Clothing & Fabrics - 0.2%
10,000	Liz Claiborne, Inc.	354,600
26,800	Reebok International, Ltd.* (a)	1,053,776

		1,408,376

	Transportation - 0.4%
58,800	Royal Caribbean Cruises, Ltd. (a)	2,045,652
8,400	United Parcel Service, Class B	626,220

		2,671,872

	Total Common Stocks	621,169,171

	(Cost $527,651,432)

INVESTMENT COMPANY - 0.0%

10,060	Marshall Money Market Fund	10,060

	Total Investment Company	10,060

	(Cost $10,060)
Total Investments - 99.3%		621,179,231

(Cost $527,661,492)
Net Other Assets and Liabilities - 0.7%		4,549,289

Total Net Assets - 100.0%		$625,728,520

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $43,278,521. The value of collateral amounted to $44,740,809 which consisted of cash equivalents.

ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

See Notes to Financial Statements.

SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $550,197,376. Net unrealized appreciation (depreciation) aggregated $70,981,855, of which $77,087,262 related to appreciated investment securities and $(6,105,407) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $359,099,178 of capital loss carryforwards.

For the period ended December 31, 2003, the Portfolio has elected to defer $298,418 of capital losses attributable to Post-October losses.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $247,303.

At December 31, 2003, the Portfolio had capital loss carryforwards which expire as follows: $59,668,098 in 2008; $153,581,116 in 2009; $92,315,074 in 2010; $53,534,890 in 2011. Approximately $59,668,098, $12,676,866 and $12,676,866 which will expire in 2008, 2009 and 2010, respectively, was acquired in the mergers and is available to offset future capital gains of the portfolio.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $397,035,787 and $563,161,037 of non-governmental issuers, respectively.

Written Options Rollforward

	Puts		Calls
	Principal Amount of Contracts (000’s omitted)	Premiums	Principal Amount of Contracts (000’s omitted)	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	—	—	170	1,700
Options closed	—	—	(170)	(1,700)

Outstanding, end of period	$—	$—	$—	$—

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 96.2%
	Advertising - 0.4%
42,500	Lamar Advertising Co.*	$1,586,100

	Aerospace & Defense - 0.5%
49,100	Boeing Co.	2,069,074

	Airlines - 0.2%
73,800	Delta Air Lines, Inc. (a)	871,578

	Banking - 6.7%
21,000	Bank of America Corp.	1,689,030
44,400	FleetBoston Financial Corp. (a)	1,938,060
11,700	Golden West Financial Corp.	1,207,323
88,550	Greenpoint Financial Corp.	3,127,586
112,300	MBNA Corp.	2,790,655
128,300	Mellon Financial Corp.	4,119,713
65,100	PNC Bank Corp.	3,562,923
142,200	Wells Fargo & Co.	8,374,158

		26,809,448

	Beverages, Food & Tobacco - 2.9%
23,500	Coca-Cola Co.	1,192,625
140,500	PepsiCo, Inc.	6,550,110
65,600	Wrigley (Wm.) Jr. Co. (a)	3,687,376

		11,430,111

	Building Materials - 1.0%
81,700	Martin Marietta Materials, Inc.	3,837,449

	Commercial Services - 4.9%
241,900	Cendant Corp.*	5,387,113
234,500	First Data Corp. (a)	9,635,605
33,100	Moody’s Corp.	2,004,205
11,600	Quest Diagnostics, Inc.*	848,076
52,800	Valassis Communications, Inc.* (a)	1,549,680

		19,424,679

	Communications - 4.7%
84,700	Echostar Communications Corp.*	2,879,800
320,900	Nextel Communications, Inc., Class A*	9,004,454
129,300	Qualcomm, Inc. (a)	6,973,149

		18,857,403

	Computer Software & Processing - 3.0%
43,700	Intuit, Inc.*	2,312,167
345,400	Microsoft Corp.	9,512,316

		11,824,483

	Computers & Information - 4.0%
303,500	Cisco Systems, Inc.*	7,372,015
145,900	Dell, Inc.*	4,954,764
146,600	EMC Corp.*	1,894,072
76,100	Hewlett-Packard Co.	1,748,017

		15,968,868

	Cosmetics & Personal Care - 1.4%
17,700	Avon Products, Inc.	1,194,573
44,400	Colgate-Palmolive Co.	2,222,220
20,200	Procter & Gamble Co.	2,017,576

		5,434,369

	Electric Utilities - 3.7%
35,600	American Electric Power, Inc.	$1,086,156
105,500	CMS Energy Corp.* (a)	898,860
49,900	Exelon Corp.	3,311,364
108,000	FirstEnergy Corp.	3,801,600
44,000	Progress Energy, Inc.	1,991,440
80,400	Sempra Energy	2,416,824
49,300	TXU Corp.	1,169,396

		14,675,640

	Electronics - 3.3%
27,100	Energizer Holdings, Inc.*	1,017,876
269,600	Intel Corp.	8,681,120
119,100	Texas Instruments, Inc.	3,499,158

		13,198,154

	Entertainment & Leisure - 1.0%
62,500	Harrah’s Entertainment, Inc.	3,110,625
48,364	Metro-Goldwyn-Mayer, Inc. (a)	826,541

		3,937,166

	Financial Services - 11.2%
429,200	Charles Schwab Corp.	5,081,728
235,382	Citigroup, Inc.	11,425,442
95,800	Fannie Mae	7,190,748
219,000	Freddie Mac	12,772,080
199,600	Morgan (J.P.) & Co., Inc.	7,331,308
21,800	State Street Corp.	1,135,344

		44,936,650

	Food Retailers - 0.4%
70,100	Albertson’s, Inc. (a)	1,587,765

	Forest Products & Paper - 1.1%
38,400	Kimberly-Clark Corp.	2,269,056
68,900	MeadWestvaco Corp.	2,049,775

		4,318,831

	Health Care Providers - 0.4%
71,700	Caremax Rx, Inc.* (a)	1,816,161

	Heavy Machinery - 1.0%
57,000	Pentair, Inc.	2,604,900
15,800	United Technologies Corp.	1,497,366

		4,102,266

	Home Construction, Furnishings & Appliances - 1.6%
20,300	Johnson Controls, Inc.	2,357,236
146,200	Masco Corp.	4,007,342

		6,364,578

	Household Products - 0.1%
25,600	Newell Rubbermaid, Inc. (a)	582,912

	Industrial - Diversified - 1.6%
33,100	General Electric Co.	1,025,438
65,700	Illinois Tool Works, Inc.	5,512,887

		6,538,325

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Insurance - 4.5%
43,600	AFLAC, Inc.	$1,577,448
26,900	AMBAC Financial Group, Inc.	1,866,591
56,200	American International Group, Inc.	3,724,936
21,500	Anthem, Inc.* (a)	1,612,500
51,400	Hartford Financial Services Group, Inc.	3,034,142
107,100	UnitedHealth Group, Inc. (a)	6,231,078

		18,046,695

	Lodging - 0.8%
42,300	Marriott International, Inc., Class A	1,954,260
35,700	Starwood Hotels & Resorts Worldwide, Inc.	1,284,129

		3,238,389

	Media - Broadcasting & Publishing - 10.8%
121,700	Clear Channel Communications, Inc.	5,699,211
44,900	Cox Communications, Inc.* (a)	1,546,805
38,700	Gannett Co., Inc.	3,450,492
358,300	Liberty Media Group, Class A*	4,260,187
82,100	McGraw-Hill Cos., Inc.	5,740,432
410,400	Time Warner, Inc.*	7,383,096
160,930	Univision Communications, Inc.*	6,387,312
199,900	Viacom, Inc., Class B	8,871,562

		43,339,097

	Medical Supplies - 0.3%
40,300	Baxter International, Inc.	1,229,956

	Oil & Gas - 4.3%
31,200	Anadarko Petroleum Corp.	1,591,512
89,256	ConocoPhillips	5,852,516
238,100	Exxon Mobil Corp.	9,762,100

		17,206,128

	Pharmaceuticals - 9.6%
29,000	Amgen, Inc.*	1,792,200
158,900	Bristol-Myers Squibb Co.	4,544,540
42,700	Cephalon, Inc.* (a)	2,067,107
97,900	Johnson & Johnson	5,057,514
70,400	Lilly (Eli) & Co.	4,951,232
251,900	Pfizer, Inc.	8,899,627
259,300	Wyeth Corp.	11,007,285

		38,319,505

	Retailers - 4.1%
55,300	Costco Wholesale Corp.* (a)	2,056,054
28,000	Dollar Tree Stores, Inc.*	841,680
31,700	eBay, Inc.*	2,047,503
85,100	Family Dollar Stores, Inc.	3,053,388
30,100	Lowes Cos., Inc.	1,667,239
128,300	Wal-Mart Stores, Inc.	6,806,315

		16,472,179

	Securities Broker - 2.0%
138,500	Morgan Stanley Dean Witter & Co.	$8,014,995

	Telephone Systems - 2.3%
101,500	BellSouth Corp.	2,872,450
165,600	Crown Castle International Corp.* (a)	1,826,568
166,800	SBC Communications, Inc.	4,348,476

		9,047,494

	Transportation - 2.4%
106,600	Burlington Northern Santa Fe Corp.	3,448,510
172,800	Norfolk Southern Corp.	4,086,720
91,800	Sabre Group Holdings, Inc. (a)	1,981,962

		9,517,192

	Total Common Stocks	384,603,640

	(Cost $352,906,321)
EXCHANGE-TRADED FUND - 2.5%
90,600	SPDR Trust Series 1	10,082,874

	Total Exchange-Traded Fund	10,082,874

	(Cost $9,699,256)
Total Investments - 98.7%		394,686,514

(Cost $362,605,577)
Net Other Assets and Liabilities - 1.3%		5,330,143

Total Net Assets - 100.0%		$400,016,657

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $25,403,868. The value of collateral amounted to $26,531,428 which consisted of cash equivalents.

See Notes to Financial Statements.

CORE EQUITY FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $372,984,291. Net unrealized appreciation (depreciation) aggregated $21,702,223, of which $36,755,870 related to appreciated investment securities and $(15,053,647) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $74,214 and $238,786,571 of undistributed ordinary income and capital loss carryforwards, respectively.

For the period ended December 31, 2003, the Portfolio has elected to defer $1,156,054 of capital losses attributable to Post-October losses.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $3,286,534.

At December 31, 2003, the Portfolio had capital loss carryforwards which expire as follows: $118,562,752 in 2009; $88,482,233 in 2010; $31,741,586 in 2011.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $103,136,794 and $193,673,492 of non-governmental issuers, respectively.

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Shares		Value (Note 2)
COMMON STOCKS - 98.9%
	Advertising - 0.2%
26,500	Interpublic Group of Companies, Inc.* (a)	$413,400
7,200	Monster Worldwide, Inc.* (a)	158,112
12,200	Omnicom Group, Inc.	1,065,426

		1,636,938

	Aerospace & Defense - 1.4%
53,938	Boeing Co.	2,272,947
12,700	General Dynamics Corp.	1,147,953
55,175	Honeywell International, Inc.	1,844,500
28,882	Lockheed Martin Corp.	1,484,535
11,746	Northrop Grumman Corp. (a)	1,122,918
26,600	Raytheon Co.	799,064
8,700	Textron, Inc.	496,422

		9,168,339

	Airlines - 0.3%
7,900	Delta Air Lines, Inc. (a)	93,299
19,100	FedEx Corp.	1,289,250
50,418	Southwest Airlines, Inc.	813,747

		2,196,296

	Apparel Retailers - 0.5%
57,350	Gap, Inc. (a)	1,331,093
21,800	Kohls Corp.*	979,692
33,100	Limited Brands, Inc.	596,793
8,800	Nordstrom, Inc. (a)	301,840

		3,209,418

	Automotive - 1.2%
17,600	AutoNation, Inc.*	323,312
4,700	Cooper Tire & Rubber Co.	100,486
9,509	Dana Corp.	174,490
35,828	Delphi Automotive Systems Corp.	365,804
117,281	Ford Motor Co. (a)	1,876,496
35,900	General Motors Corp.	1,917,060
11,150	Genuine Parts Co.	370,180
7,500	Goodrich (B.F.) Co.	222,675
11,200	Goodyear Tire & Rubber Co.* (a)	88,032
19,400	Harley-Davidson, Inc. (a)	922,082
5,900	ITT Industries, Inc.	437,839
4,400	Navistar International Corp.* (a)	210,716
7,520	Paccar, Inc.	640,102
8,336	Visteon Corp.	86,778

		7,736,052

	Banking - 7.7%
22,400	Amsouth Bancorp	548,800
71,575	Banc One Corp.	3,263,104
95,159	Bank of America Corp.	7,653,638
49,500	Bank of New York Co., Inc.	1,639,440
35,000	BB&T Corp.	1,352,400
14,837	Capital One Financial Corp. (a)	909,360
14,275	Charter One Financial, Inc.	493,201
11,250	Comerica, Inc. (a)	$630,675
36,505	Fifth Third Bancorp	2,157,445
8,000	First Tennessee National Corp. (a)	352,800
67,552	FleetBoston Financial Corp.	2,948,645
9,800	Golden West Financial Corp.	1,011,262
14,649	Huntington Bancshares, Inc.	329,602
26,800	KeyCorp	785,776
14,500	Marshall & Ilsley Corp.	554,625
81,777	MBNA Corp.	2,032,158
27,500	Mellon Financial Corp.	883,025
38,900	National City Corp.	1,320,266
9,700	North Fork Bancorp., Inc.	392,559
14,100	Northern Trust Corp.	654,522
17,800	PNC Bank Corp.	974,194
14,200	Regions Financial Corp.	528,240
21,200	Southtrust Corp.	693,876
18,100	Suntrust Banks, Inc.	1,294,150
19,300	Synovus Financial Corp.	558,156
123,534	U.S. Bancorp	3,678,843
12,100	Union Planters Corp.	381,029
84,796	Wachovia Corp.	3,950,646
57,574	Washington Mutual, Inc.	2,309,869
108,430	Wells Fargo & Co.	6,385,443
5,800	Zions Bancorp.	355,714

		51,023,463

	Beverages, Food & Tobacco - 5.3%
2,300	Adolph Coors Co.	129,030
130,100	Altria Group, Inc.	7,080,042
52,200	Anheuser-Busch Companies, Inc.	2,749,896
41,349	Archer-Daniels-Midland Co.	629,332
3,900	Brown Forman Corp., Class B	364,455
26,300	Campbell Soup Co.	704,840
157,100	Coca-Cola Co.	7,972,825
29,100	Coca-Cola Enterprises, Inc.	636,417
34,400	Conagra, Inc.	907,816
23,900	General Mills, Inc. (a)	1,082,670
22,500	H.J. Heinz Co.	819,675
7,100	Hercules, Inc.*	86,620
8,400	Hershey Foods Corp.	646,716
26,100	Kellogg Co.	993,888
8,900	McCormick & Co., Inc.	267,890
16,800	Pepsi Bottling Group, Inc.	406,224
110,010	PepsiCo, Inc.	5,128,666
5,400	R.J. Reynolds Tobacco Holdings, Inc.	314,010
28,300	Safeway, Inc.*	620,053
25,000	Starbucks Corp.*	826,500
8,600	Supervalu, Inc.	245,874
41,400	Sysco Corp.	1,541,322
10,600	UST, Inc.	378,314
14,400	Wrigley (Wm.) Jr. Co. (a)	809,424

		35,342,499

	Building Materials - 0.1%
6,500	Vulcan Materials Co.	309,205

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Chemicals - 1.5%
14,600	Air Products & Chemicals, Inc.	$771,318
7,100	Avery Dennison Corp.	397,742
58,977	Dow Chemical Co.	2,451,674
63,900	Du Pont (E.I.) De Nemours and Co.	2,932,371
4,900	Eastman Chemical Co.	193,697
3,200	Great Lakes Chemical Corp. (a)	87,008
6,000	International Flavors & Fragrances, Inc.	209,520
16,727	Monsanto Co.	481,403
10,900	PPG Industries, Inc.	697,818
20,800	Praxair, Inc.	794,560
14,275	Rohm & Haas Co.	609,685
5,408	Sealed Air Corp.*	292,789
9,300	Sherwin Williams Co.	323,082

		10,242,667

	Commercial Services - 2.0%
20,500	Allied Waste Industries, Inc.* (a)	284,540
11,300	Apollo Group, Inc.*	768,400
38,100	Automatic Data Processing, Inc.	1,509,141
64,833	Cendant Corp.*	1,443,831
10,900	Cintas Corp. (a)	546,417
29,700	Concord EFS, Inc.*	440,748
9,100	Convergys Corp.*	158,886
3,200	Deluxe Corp. (a)	132,256
16,500	Ecolab, Inc.	451,605
8,900	Equifax, Inc.	218,050
46,700	First Data Corp.	1,918,903
5,200	Fluor Corp.	206,128
28,000	Halliburton Co.	728,000
3,100	Millipore Corp.*	133,455
9,500	Moody’s Corp.	575,225
24,150	Paychex, Inc.	898,380
8,100	Perkinelmer, Inc.	138,267
15,000	Pitney Bowes, Inc.	609,300
6,700	Quest Diagnostics, Inc.*	489,837
7,300	R. R. Donnelley & Sons Co. (a)	220,095
10,900	Robert Half International, Inc.*	254,406
37,335	Waste Management, Inc.	1,105,116

		13,230,986

	Communications - 1.2%
51,500	ADC Telecommunications, Inc.*	152,955
9,800	Andrew Corp.*	112,798
26,631	Avaya, Inc.*	344,605
30,300	Ciena Corp.* (a)	201,192
85,100	Corning, Inc.* (a)	887,593
268,582	Lucent Technologies, Inc.* (a)	762,773
70,400	Nextel Communications, Inc., Class A*	1,975,424
51,300	Qualcomm, Inc. (a)	2,766,609
11,300	Rockwell Collins, Inc.	339,339
9,700	Scientific Atlanta, Inc.	264,810
26,700	Tellabs, Inc.*	225,081

		8,033,179

	Computer Software & Processing - 5.6%
15,000	Adobe Systems, Inc.	589,499
7,100	Autodesk, Inc.	$174,518
14,400	BMC Software, Inc.*	268,560
10,500	Citrix Systems, Inc.*	222,705
37,050	Computer Associates International, Inc. (a)	1,012,947
12,000	Computer Sciences Corp.*	530,760
24,600	Compuware Corp.*	148,584
19,100	Electronic Arts, Inc.*	912,598
30,700	Electronic Data Systems Corp. (a)	753,378
12,450	Fiserv, Inc.*	491,900
15,300	IMS Health, Inc.	380,358
12,700	Intuit, Inc.*	671,957
5,800	Mercury Interactive Corp.* (a)	282,112
692,700	Microsoft Corp. (a)	19,076,958
6,100	NCR Corp.*	236,680
23,900	Novell, Inc.*	251,428
10,300	NVIDIA Corp.* (a)	239,475
334,820	Oracle Corp.*	4,419,624
17,000	Parametric Technology Corp.*	66,980
24,000	PeopleSoft, Inc.*	547,200
31,700	Siebel Systems, Inc.*	439,679
209,200	Sun Microsystems, Inc.*	939,308
18,400	SunGard Data Systems, Inc.*	509,864
19,700	Symantec Corp.*	682,605
21,100	Unisys Corp.*	313,335
27,419	VERITAS Software Corp.*	1,018,890
42,100	Yahoo!, Inc.*	1,901,657

		37,083,559

	Computers & Information - 5.3%
23,200	Apple Computer, Inc.*	495,784
442,200	Cisco Systems, Inc.*	10,741,038
12,300	Comverse Technology, Inc.*	216,357
164,000	Dell, Inc.*	5,569,440
153,900	EMC Corp.*	1,988,388
20,760	Gateway, Inc.*	95,496
195,298	Hewlett-Packard Co.	4,485,995
110,200	International Business Machines Corp.	10,213,336
8,300	Lexmark International Group, Inc.*	652,712
22,100	Network Appliance, Inc.* (a)	453,713
53,500	Solectron Corp.*	316,185
14,700	Symbol Technologies, Inc.	248,283

		35,476,727

	Consumer Products - Diversified - 0.2%
50,600	Sara Lee Corp.	1,098,526

	Containers & Packaging - 0.0%
3,600	Ball Corp.	214,452

	Cosmetics & Personal Care - 2.1%
3,800	Alberto-Culver Co., Class B	239,704
15,200	Avon Products, Inc.	1,025,848
34,400	Colgate-Palmolive Co.	1,721,720
64,800	Gillette Co.	2,380,104
83,100	Procter & Gamble Co.	8,300,028

		13,667,404

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Electric Utilities - 2.6%
39,800	AES Corp.*	$375,712
8,100	Allegheny Energy, Inc.* (a)	103,356
10,400	Ameren Corp.	478,400
25,240	American Electric Power, Inc.	770,072
26,400	Calpine Corp.* (a)	126,984
19,598	CenterPoint Energy, Inc.	189,905
11,443	Cinergy Corp.	444,103
18,200	Citizens Utilities Co., Class B*	226,044
10,300	CMS Energy Corp.*	87,756
14,400	Consolidated Edison, Inc.	619,344
10,750	Constellation Energy Group, Inc.	420,970
20,750	Dominion Resources, Inc.	1,324,473
10,800	DTE Energy Co. (a)	425,520
58,134	Duke Energy Corp.	1,188,840
20,800	Edison International*	456,144
14,700	Entergy Corp.	839,811
20,950	Exelon Corp.	1,390,242
21,100	FirstEnergy Corp.	742,720
11,800	Florida Power & Light Group Capital, Inc.	771,956
10,200	KeySpan Energy Corp.	375,360
16,800	NiSource, Inc.	368,592
26,500	PG&E Corp.* (a)	735,905
5,800	Pinnacle West Capital Corp.	232,116
11,400	PPL Corp.	498,750
15,677	Progress Energy, Inc.	709,541
15,100	Public Service Enterprise Group, Inc.	661,380
14,513	Sempra Energy	436,261
46,900	Southern Co.	1,418,725
12,000	TECO Energy, Inc. (a)	172,920
20,740	TXU Corp.	491,953
25,510	Xcel Energy, Inc.	433,160

		17,517,015

	Electrical Equipment - 0.6%
12,700	American Power Conversion Corp.	310,515
6,000	Cooper Industries, Ltd.	347,580
18,300	Eastman Kodak Co. (a)	469,761
27,000	Emerson Electric Co.	1,748,250
11,900	Rockwell International Corp.	423,640
3,700	Thomas & Betts Corp.	84,693
50,700	Xerox Corp.* (a)	699,660

		4,084,099

	Electronics - 4.3%
22,300	Advanced Micro Devices* (a)	332,270
24,200	Altera Corp.* (a)	549,340
23,500	Analog Devices, Inc.	1,072,775
19,600	Applied Micro Circuits Corp.*	117,208
19,400	Broadcom Corp.*	661,346
418,400	Intel Corp.	13,472,480
12,800	Jabil Circuit, Inc.*	362,240
12,500	KLA-Tencor Corp.* (a)	733,375
20,000	Linear Technology Corp.	841,400
24,200	LSI Logic Corp.*	214,654
21,100	Maxim Integrated Products, Inc.	1,050,780
39,100	Micron Technology, Inc.* (a)	526,677
12,225	Molex, Inc.	$426,530
149,035	Motorola, Inc.	2,096,922
11,900	National Semiconductor Corp.*	468,979
9,800	Novellus Systems, Inc.*	412,090
11,000	PMC-Sierra, Inc.* (a)	221,650
5,300	Power-One, Inc.*	57,399
6,100	QLogic Corp.*	314,760
33,100	Sanmina Corp.* (a)	417,391
12,200	Teradyne, Inc.*	310,490
110,800	Texas Instruments, Inc.	3,255,304
21,900	Xilinx, Inc.*	848,406

		28,764,466

	Entertainment & Leisure - 0.7%
7,100	Harrah’s Entertainment, Inc.	353,367
11,150	Hasbro, Inc.	237,272
22,200	International Game Technology	792,540
27,512	Mattel, Inc.	530,156
131,029	Walt Disney Co.	3,056,907

		4,970,242

	Financial Services - 6.1%
82,400	American Express Co.	3,974,152
86,900	Charles Schwab Corp.	1,028,896
330,540	Citigroup, Inc.	16,044,412
11,833	Countrywide Financial Corp.	897,558
62,300	Fannie Mae	4,676,238
6,900	Federated Investors, Inc., Class B	202,584
16,130	Franklin Resources, Inc.	839,728
44,600	Freddie Mac	2,601,072
11,400	H&R Block, Inc.	631,218
15,400	Janus Capital Group, Inc.	252,714
130,718	Morgan (J.P.) & Co., Inc.	4,801,272
20,700	Principal Financial Group, Inc.	684,549
18,500	Providian Financial Corp.*	215,340
34,600	Prudential Financial, Inc.	1,445,242
28,871	SLM Corp.	1,087,859
21,400	State Street Corp.	1,114,512
8,000	T. Rowe Price Group, Inc.	379,280

		40,876,626

	Food Retailers - 0.2%
23,442	Albertson’s, Inc. (a)	530,961
47,700	Kroger Co.*	882,927
9,000	Winn-Dixie Stores, Inc. (a)	89,550

		1,503,438

	Forest Products & Paper - 0.9%
3,400	Bemis Co.	170,000
5,500	Boise Cascade Corp.	180,730
16,302	Georgia-Pacific Corp. (a)	499,982
30,740	International Paper Co.	1,325,201
32,340	Kimberly-Clark Corp.	1,910,971
6,700	Louisiana Pacific Corp.*	119,796
12,798	MeadWestvaco Corp.	380,741

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Forest Products & Paper (continued)
10,000	Pactiv Corp.*	$239,000
3,500	Temple Inland, Inc.	219,345
14,100	Weyerhaeuser Co.	902,400

		5,948,166

	Health Care Providers - 0.6%
5,000	Express Scripts, Inc.*	332,150
31,700	HCA - The Healthcare Corporation	1,361,832
15,300	Health Management Associates, Inc., Class A (a)	367,200
5,700	Manor Care, Inc. (a)	197,049
29,750	Tenet Healthcare Corp.*	477,488
9,800	Wellpoint Health Networks, Inc.*	950,502

		3,686,221

	Heavy Machinery - 1.8%
4,700	American Standard Companies, Inc.*	473,290
106,500	Applied Materials, Inc.*	2,390,925
21,480	Baker Hughes, Inc.	690,797
22,300	Caterpillar, Inc.	1,851,346
2,700	Cummins Engine Co., Inc.	132,138
15,400	Deere & Co.	1,001,770
13,000	Dover Corp.	516,750
11,100	Ingersoll-Rand Co. (a)	753,468
8,000	Pall Corp.	214,640
7,575	Parker-Hannifin Corp.	450,713
5,200	Stanley Works	196,924
30,200	United Technologies Corp.	2,862,054
5,800	W.W. Grainger, Inc.	274,862

		11,809,677

	Home Construction, Furnishings & Appliances - 0.5%
5,000	Black & Decker Corp.	246,600
4,000	Centex Corp. (a)	430,600
5,800	Johnson Controls, Inc.	673,496
3,000	KB Home (a)	217,560
12,200	Leggett & Platt, Inc.	263,886
29,600	Masco Corp.	811,336
5,000	Maytag Corp.	139,250
4,000	Pulte Corp.	374,480
4,500	Whirlpool Corp.	326,925

		3,484,133

	Household Products - 0.3%
13,500	Clorox Co.	655,560
9,400	Fortune Brands, Inc.	672,006
17,533	Newell Rubbermaid, Inc. (a)	399,226
3,700	Snap-On, Inc.	119,288
3,700	Tupperware Corp.	64,158

		1,910,238

	Industrial - Diversified - 4.4%
50,300	3M Co.	4,277,009
643,200	General Electric Co.	19,926,336
19,800	Illinois Tool Works, Inc. (a)	1,661,418
128,037	Tyco International, Ltd.	3,392,981

		29,257,744

	Insurance - 5.1%
17,900	ACE, Ltd.	$741,418
9,798	Aetna, Inc.	662,149
32,800	AFLAC, Inc.	1,186,704
45,038	Allstate Corp.	1,937,535
6,900	AMBAC Financial Group, Inc.	478,791
167,079	American International Group, Inc.	11,073,996
8,900	Anthem, Inc.* (a)	667,500
20,050	AON Corp.	479,997
12,000	Chubb Corp.	817,200
9,000	Cigna Corp.	517,500
10,300	Cincinnati Financial Corp.	431,364
18,100	Hartford Financial Services Group, Inc.	1,068,443
10,300	Humana, Inc.*	235,355
9,000	Jefferson Pilot Corp.	455,850
18,500	John Hancock Financial Services, Inc.	693,750
11,400	Lincoln National Corp.	460,218
11,900	Loews Corp.	588,455
34,000	Marsh & McLennan Cos., Inc.	1,628,260
9,250	MBIA, Inc.	547,878
17,300	Medco Health Solutions, Inc.*	588,027
48,700	Metlife, Inc.	1,639,729
6,300	MGIC Investment Corp.	358,722
13,900	Progressive Corp.	1,161,901
8,900	SAFECO Corp.	346,477
14,600	St. Paul Cos. (a)	578,890
7,300	Torchmark Corp.	332,442
64,361	Travelers Property Casualty Corp., Class B	1,092,206
37,600	UnitedHealth Group, Inc.	2,187,568
18,918	UnumProvident Corp. (a)	298,337
8,800	XL Capital, Ltd., Class A (a)	682,440

		33,939,102

	Lodging - 0.2%
24,300	Hilton Hotels Corp.	416,259
14,800	Marriott International, Inc., Class A	683,760
12,900	Starwood Hotels & Resorts Worldwide, Inc.	464,013

		1,564,032

	Media - Broadcasting & Publishing - 3.4%
4,200	American Greetings Corp., Class A*	91,854
39,400	Clear Channel Communications, Inc.	1,845,102
144,178	Comcast Corp., Class A*	4,739,131
5,200	Dow Jones & Company, Inc.	259,220
17,400	Gannett Co., Inc.	1,551,384
5,100	Knight-Ridder, Inc.	394,587
12,300	McGraw-Hill Cos., Inc.	860,016
3,200	Meredith Corp.	156,192
9,500	New York Times Co., Class A	454,005
289,598	Time Warner, Inc.*	5,209,868
19,987	Tribune Co.	1,031,329
20,700	Univision Communications, Inc.*	821,583
112,028	Viacom, Inc., Class B	4,971,803

		22,386,074

	Medical Supplies - 2.5%
30,424	Agilent Technologies, Inc.*	889,598

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Medical Supplies (continued)
8,400	Allergan, Inc. (a)	$645,204
13,300	Applied Biosystems Group - Applera Corp.	275,443
3,400	Bausch & Lomb, Inc.	176,460
39,100	Baxter International, Inc.	1,193,332
16,300	Becton, Dickinson & Co.	670,582
16,325	Biomet, Inc.	594,393
52,500	Boston Scientific Corp.*	1,929,900
3,300	C.R. Bard, Inc.	268,125
9,900	Danaher Corp. (a)	908,325
4,900	Eaton Corp.	529,102
19,900	Guidant Corp.	1,197,980
91,900	JDS Uniphase Corp.*	335,435
77,700	Medtronic, Inc.	3,776,997
11,100	St. Jude Medical, Inc.*	680,985
12,800	Stryker Corp.	1,088,128
5,400	Tektronix, Inc.	170,640
10,400	Thermo Electron Corp.*	262,080
7,800	Waters Corp.*	258,648
15,470	Zimmer Holdings, Inc.*	1,089,088

		16,940,445

	Metals - 0.8%
55,408	Alcoa, Inc.	2,105,504
5,151	Allegheny Technologies, Inc.	68,096
3,750	Crane Co.	115,275
8,050	Engelhard Corp.	241,098
11,700	Freeport-McMoRan Copper & Gold, Inc., Class B (a)	492,921
27,711	Newmont Mining Corp.	1,347,032
5,000	Nucor Corp.	280,000
5,700	Phelps Dodge Corp.*	433,713
6,620	United States Steel Corp. (a)	231,832
5,500	Worthington Industries, Inc.	99,165

		5,414,636

	Oil & Gas - 5.7%
5,800	Amerada Hess Corp.	308,386
16,079	Anadarko Petroleum Corp.	820,190
10,400	Apache Corp. (a)	843,440
4,400	Ashland, Inc.	193,864
10,100	BJ Services Co.*	362,590
12,782	Burlington Resources, Inc.	707,867
68,536	ChevronTexaco Corp.	5,920,825
43,595	ConocoPhillips	2,858,524
14,900	Devon Energy Corp.	853,174
24,100	Dynegy, Inc.*	103,148
38,930	El Paso Energy Corp. (a)	318,837
7,400	EOG Resources, Inc.	341,658
423,460	Exxon Mobil Corp.	17,361,860
6,481	Kerr-McGee Corp.	301,302
7,900	Kinder Morgan, Inc.	466,890
19,900	Marathon Oil Corp.	658,491
9,400	Nabors Industries, Ltd.*	390,100
2,800	Nicor, Inc.	95,312
8,600	Noble Corp.*	307,708
24,700	Occidental Petroleum Corp.	1,043,328
2,400	Peoples Energy Corp.	100,896
6,000	Rowan Cos., Inc.* (a)	$139,020
37,500	Schlumberger, Ltd.	2,052,000
5,000	Sunoco, Inc.	255,750
20,427	Transocean Sedco Forex, Inc.*	490,452
16,600	Unocal Corp.	611,378
33,100	Williams Cos., Inc.	325,042

		38,232,032

	Pharmaceuticals - 9.7%
100,200	Abbott Laboratories	4,669,320
7,200	AmerisourceBergen Corp. (a)	404,280
82,608	Amgen, Inc.*	5,105,174
20,985	Biogen Idec, Inc.*	771,828
124,200	Bristol-Myers Squibb Co.	3,552,120
27,800	Cardinal Health, Inc. (a)	1,700,248
12,000	Chiron Corp.*	683,880
23,400	Forest Laboratories, Inc.*	1,446,120
14,400	Genzyme Corp.*	710,496
190,160	Johnson & Johnson	9,823,666
15,366	King Pharmaceuticals, Inc.*	234,485
72,000	Lilly (Eli) & Co.	5,063,760
18,614	McKesson Corp.	598,626
15,800	Medimmune, Inc.*	401,320
142,500	Merck & Co., Inc.	6,583,500
488,884	Pfizer, Inc.	17,272,272
94,100	Schering-Plough Corp.	1,636,399
4,500	Sigma Aldrich Corp. (a)	257,310
6,900	Watson Pharmaceuticals, Inc.* (a)	317,400
85,300	Wyeth Corp.	3,620,985

		64,853,189

	Real Estate Investment Trust - 0.4%
6,000	Apartment Investment & Management Co., REIT	207,000
25,600	Equity Office Properties Trust, REIT	733,440
17,600	Equity Residential Properties Trust, REIT	519,376
11,700	Plum Creek Timber Co., Inc., REIT	356,265
11,500	ProLogis Trust, REIT	369,035
12,300	Simon Property Group, Inc., REIT	569,982

		2,755,098

	Restaurants - 0.5%
10,500	Darden Restaurants, Inc. (a)	220,920
81,300	McDonald’s Corp.	2,018,679
7,300	Wendy’s International, Inc.	286,452
18,820	Yum! Brands, Inc.*	647,408

		3,173,459

	Retailers - 6.1%
5,700	AutoZone, Inc.*	485,697
19,000	Bed Bath & Beyond, Inc.*	823,650
20,700	Best Buy Co., Inc.	1,081,368
7,400	Big Lots, Inc.*	105,154
13,400	Circuit City Stores, Inc.	135,742
29,312	Costco Wholesale Corp.*	1,089,820
25,300	CVS Corp.	913,836

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Shares		Value (Note 2)
	Retailers (continued)
5,300	Dillards, Inc., Class A	$87,238
21,587	Dollar General Corp.	453,111
41,400	eBay, Inc.*	2,674,026
11,000	Family Dollar Stores, Inc.	394,680
11,600	Federated Department Stores, Inc.	546,708
145,697	Home Depot, Inc.	5,170,787
17,500	J.C. Penney Co., Inc. (a)	459,900
50,400	Lowes Cos., Inc.	2,791,656
18,500	May Department Stores Co. (a)	537,795
20,000	Office Depot, Inc.* (a)	334,200
10,500	RadioShack Corp.	322,140
16,300	Sears Roebuck & Co. (a)	741,487
31,700	Staples, Inc.* (a)	865,410
58,400	Target Corp.	2,242,560
9,400	Tiffany & Co.	424,880
32,200	TJX Cos., Inc.	710,010
13,600	Toys “R” Us, Inc.*	171,904
65,700	Walgreen Co.	2,390,166
277,300	Wal-Mart Stores, Inc.	14,710,765

		40,664,690

	Securities Broker - 1.9%
6,252	Bear Stearns Cos., Inc.	499,847
30,400	Goldman Sachs and Co.	3,001,392
17,400	Lehman Brothers Holdings, Inc.	1,343,628
60,600	Merrill Lynch & Co., Inc.	3,554,190
69,434	Morgan Stanley Dean Witter & Co. (a)	4,018,146

		12,417,203

	Telephone Systems - 3.1%
20,000	Alltel Corp.	931,600
50,548	AT&T Corp. (a)	1,026,124
173,855	AT&T Wireless Services, Inc.* (a)	1,389,101
118,400	BellSouth Corp.	3,350,720
9,200	CenturyTel, Inc.	300,104
113,263	Qwest Communications International, Inc.*	489,296
212,098	SBC Communications, Inc.	5,529,395
57,900	Sprint Corp.	950,718
66,300	Sprint Corp. (PCS Group)* (a)	372,606
176,930	Verizon Communications, Inc.	6,206,704

		20,546,368

	Textiles, Clothing & Fabrics - 0.3%
8,100	Jones Apparel Group, Inc.	285,363
7,000	Liz Claiborne, Inc.	248,220
16,800	Nike, Inc., Class B	1,150,128
3,800	Reebok International, Ltd.	149,416
6,900	V.F. Corp. (a)	298,356

		2,131,483

	Transportation - 1.6%
5,800	Brunswick Corp.	184,614
23,752	Burlington Northern Santa Fe Corp.	768,377
40,300	Carnival Corp.	1,601,119
13,700	CSX Corp.	492,378
25,000	Norfolk Southern Corp.	$591,250
4,100	Ryder System, Inc.	140,015
9,108	Sabre Group Holdings, Inc. (a)	196,642
16,400	Union Pacific Corp.	1,139,472
72,000	United Parcel Service, Class B	5,367,600

		10,481,467

	Total Common Stocks	658,981,053

	(Cost $638,364,361)
Par Value
U.S. GOVERNMENT OBLIGATIONS - 0.2%
	U.S. Treasury Bill - 0.1%
$1,100,000	0.98%, 03/18/04 (b) (c)	1,097,694

	U.S. Treasury Note - 0.1%
475,000	3.00%, 02/29/04	476,670

	Total U.S. Government Obligations	1,574,364

	(Cost $1,574,195)
Shares
INVESTMENT COMPANY - 0.2%
1,193,679	Marshall Money Market Fund	1,193,679

	Total Investment Company	1,193,679

	(Cost $1,193,679)
Total Investments - 99.3%		661,749,096

(Cost $641,132,235)
Net Other Assets and Liabilities - 0.7%		4,705,777

Total Net Assets - 100.0%		$666,454,873

*	Non-income producing security.

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $32,368,656. The value of collateral amounted to $33,724,811 which consisted of cash equivalents.

(b)	Security has been deposited as initial margin on futures contracts. At December 31, 2003, the Portfolio’s open futures contracts were as follows:

Number of Contracts Purchased	Contract Type	Expiration Date	Aggregate Cost	Market Value at December 31, 2003
23	S&P 500	March-2004	$6,318,841	$6,385,951
Number of Contracts Sold	Contract Type	Expiration Date	Aggregate Cost	Market Value at December 31, 2003
3	S&P 500	March-2004	$820,477	$832,950

(c)	Effective yield at time of purchase.

REIT Real Estate Investment Trust

See Notes to Financial Statements.

EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $670,269,689. Net unrealized appreciation (depreciation) aggregated $(8,520,593), of which $50,907,281 related to appreciated investment securities and $(59,427,874) related to depreciated investment securities.

As of December 31, 2003 , the components of distributable earnings (excluding unrealized depreciation disclosed above) on a tax basis consisted of $236,944 and $124,004,952 of undistributed ordinary income and capital loss carryforwards, respectively.

At December 31, 2003 there was no unrealized appreciation or depreciation for tax purposes on futures contracts.

For the period ended December 31, 2003, the Portfolio has elected to defer $626,339 and $944 of capital losses and currency losses attributable to Post-October losses, respectively.

During the period ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income - $7,143,778.

At December 31, 2003, the Portfolio had a capital loss carryforward which expire as follows: $13,389,716 in 2007; $62,715,062 in 2008; $13,380,657 in 2009; $17,675,562 in 2010; $16,843,955 in 2011. Approximately $12,936,533, $62,715,062, $13,380,657 and $13,380,657 which will expire in 2007, 2008, 2009 and 2010, respectively, was acquired in the merger and is available to offset future gains of the portfolio.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $121,770,801 and $227,829,043 of non-governmental issuers, respectively.

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (j) - 25.2%

	Fannie Mae - 9.1%
$ 2,213,367	5.00%, 05/01/18	NR	$2,260,322
4,113,260	5.50%, 02/01/18 - 05/01/33	NR	4,224,649
10,411,457	6.00%, 08/01/13 - 03/01/33	NR	10,849,191
4,500,000	6.00%, 02/01/33, TBA (a)	NR	4,635,000
13,912,043	6.50%, 05/01/08 - 09/01/32	NR	14,579,500
7,005,495	7.00%, 08/01/10 - 06/01/32	NR	7,439,880
2,914,857	7.50%, 01/01/07 - 09/01/30	NR	3,111,494
857,977	8.00%, 04/01/09 - 08/01/32	NR	925,190
88,053	8.50%, 07/01/08 - 06/01/30	NR	90,789
307,969	9.00%, 02/01/10 - 11/01/25	NR	340,840
4,405	10.00%, 10/01/20	NR	4,912

			48,461,767

	Freddie Mac - 12.0%
1,685,000	4.50%, 12/01/18	NR	1,686,760
17,704,271	5.00%, 05/01/18 - 10/01/33	NR	17,906,237
6,200,000	5.00%, 02/01/19, TBA (a)	NR	6,296,875
12,659,454	5.50%, 02/01/18 - 12/01/33	NR	12,924,946
15,710,945	6.00%, 10/15/07 - 09/01/33	NR	16,272,554
3,194,310	6.50%, 08/01/04 - 12/01/31	NR	3,352,079
4,177,579	7.00%, 05/01/32 - 12/01/32	NR	4,420,169
777,613	7.50%, 06/01/15 - 11/01/30	NR	832,867
123,092	9.50%, 08/01/19 - 02/01/21	NR	137,449

			63,829,936

	Ginnie Mae - 4.1%
9,530,427	5.50%, 06/15/33 - 07/15/33	NR	9,698,997
5,325,243	6.00%, 01/15/32 - 11/15/32	NR	5,540,164
2,545,482	6.50%, 09/15/08 - 11/15/32	NR	2,685,845
1,896,882	7.00%, 03/15/12 - 12/15/31	NR	2,028,279
1,446,298	7.50%, 11/15/30 - 10/15/32	NR	1,551,897
63,059	9.50%, 02/15/06	NR	65,461

			21,570,643

	Total U.S. Government Agency
	Mortgage-Backed Obligations		133,862,346

	(Cost $132,589,124)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 22.1%

	Fannie Mae - 6.6%
4,925,000	2.75%, 10/24/06	Aaa	4,958,303
3,400,000	3.00%, 11/01/05	Aaa	3,454,961
8,250,000	3.88%, 03/15/05 - 11/17/08	Aaa	8,313,568
2,975,000	4.75%, 02/21/13 (b)	Aaa	2,928,947
4,323,796	6.00%, 02/01/17 - 02/01/29	NR	4,509,105
5,290,000	6.25%, 07/19/11	Aaa	5,424,599
2,700,000	6.40%, 05/14/09	Aaa	2,747,371
2,065,286	6.50%, 05/01/16 - 10/01/29	NR	2,185,834
86,674	7.50%, 03/01/28 - 09/01/30	NR	92,732
491,047	8.00%, 10/01/29 - 05/01/30	NR	531,999

			35,147,419

	Federal Home Loan Bank - 1.2%
$ 1,082,000	0.99%, 02/11/04 (c)	NR	$1,080,768
2,670,000	3.38%, 07/21/08	Aaa	2,655,857
2,670,000	4.96%, 06/18/07	Aaa	2,717,593

			6,454,218

	Freddie Mac - 2.7%
2,150,000	3.00%, 11/17/06	Aaa	2,171,182
2,670,000	4.50%, 07/23/07	Aaa	2,712,061
7,775,000	5.75%, 03/15/09	Aaa	8,548,270
849,631	6.50%, 12/01/31	NR	889,933

			14,321,446

	Ginnie Mae - 0.3%
1,650,353	7.00%, 02/15/28 - 11/15/28	NR	1,761,734

			1,761,734

	U.S. Treasury Bond - 1.4%
1,520,000	5.38%, 02/15/31 (b)	NR	1,585,135
2,900,000	6.00%, 02/15/26	NR	3,215,941
2,100,000	6.25%, 08/15/23 (b)	NR	2,393,591

			7,194,667

	U.S. Treasury Inflationary
	Index - 0.0%
143,067	3.38%, 04/15/32	NR	180,332

	U.S. Treasury Note - 9.8%
22,320,000	1.88%, 11/30/05 (b)	NR	22,361,850
11,800,000	2.63%, 11/15/06 (b)	NR	11,904,170
14,500,000	3.38%, 12/15/08 (b)	NR	14,598,557
2,200,000	7.50%, 11/15/16 (b)	NR	2,800,875

			51,665,452

	U.S. Treasury Principal Only
	STRIPS - 0.1%
660,000	5.50%, 08/15/28 (d)	NR	172,279
1,390,000	6.13%, 11/15/27 (d)	NR	374,487

			546,766

	Total U.S. Government and
	Agency Obligations		117,272,034

	(Cost $116,115,458)
CORPORATE NOTES AND BONDS - 35.0%

	Aerospace & Defense - 0.6%
2,670,000	Northrop Grumman Corp.
	7.13%, 02/15/11	Baa3	3,088,087
144,476	Systems 2001 Asset Trust (e)
	6.66%, 09/15/13	Aaa	159,675

			3,247,762

	Automotive - 1.1%
1,125,000	DaimlerChrysler North America
	Holding Corp.
	6.90%, 09/01/04	A3	1,160,518

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Automotive (continued)
$ 19,408	DaimlerChrysler North America
	Holding Corp.
	7.23%, 01/06/05	Aaa	$19,423
1,775,000	DaimlerChrysler North America
	Holding Corp.
	8.50%, 01/18/31	A3	2,120,742
2,335,000	General Motors Corp. (b)
	7.20%, 01/15/11	Baa1	2,567,300

			5,867,983

	Banking - 5.4%
325,000	Bank of America Corp. (f)
	1.45%, 10/22/04	Aa2	325,752
2,500,000	Bank of America Corp.
	4.88%, 09/15/12	Aa2	2,512,803
2,650,000	BB&T Corp. (f)
	6.38%, 06/30/05	A2	2,820,172
2,670,000	Capital One Bank
	5.75%, 09/15/10	Baa2	2,824,406
2,700,000	Fifth Third Bank
	4.50%, 06/01/18	Aa3	2,506,572
575,000	MBNA Corp., MTN
	7.50%, 03/15/12	Baa2	668,054
2,700,000	Regions Bank
	2.90%, 12/15/06	Aa3	2,740,303
2,150,000	U.S. Bancorp, MTN
	5.10%, 07/15/07	Aa3	2,292,425
2,700,000	US Bank National Cincinnati
	6.50%, 02/01/08	Aa3	3,005,176
2,650,000	Wachovia Corp.
	4.95%, 11/01/06	Aa3	2,813,555
2,650,000	Washington Mutual, Inc.
	4.38%, 01/15/08	A3	2,724,290
450,000	Wells Fargo & Co. (f)
	1.28%, 03/03/06	Aa1	450,735
2,650,000	Wells Fargo & Co.
	5.13%, 02/15/07	Aa1	2,827,174

			28,511,417

	Beverages, Food & Tobacco - 3.3%
2,650,000	Anheuser-Busch Cos., Inc.
	4.63%, 02/01/15	A1	2,586,005
2,530,000	Bottling Group LLC
	4.63%, 11/15/12	A3	2,516,242
2,700,000	Cadbury Schweppes US Finance LLC (e)
	3.88%, 10/01/08	Baa2	2,687,739
2,650,000	Conagra Foods, Inc.
	7.50%, 09/15/05	Baa1	2,879,106
1,500,000	Diageo, Plc (g)
	0.00%, 01/06/04	A	1,500,000
2,700,000	General Mills, Inc.
	6.00%, 02/15/12	Baa2	2,887,294
2,670,000	Unilever Capital Corp.
	5.90%, 11/15/32	A1	2,676,405

			17,732,791

	Chemicals - 1.1%
$ 2,700,000	Praxair, Inc.
	6.63%, 10/15/07	A3	$3,005,367
2,600,000	Sealed Air Corp. (b) (e)
	5.63%, 07/15/13	Baa3	2,660,557

			5,665,924

	Commercial Services - 0.5%
2,800,000	Waste Management, Inc.
	7.00%, 10/01/04	Baa3	2,897,653

	Electric Utilities - 2.6%
2,700,000	Baltimore Gas & Electric Co.
	5.20%, 06/15/33	A2	2,453,231
2,700,000	Dayton Power & Light Co. (e)
	5.13%, 10/01/13	Baa1	2,694,654
2,700,000	Dominion Resources, Inc.
	5.25%, 08/01/33	Baa1	2,673,837
1,800,000	Entergy Gulf States, Inc. (e)
	3.60%, 06/01/08	Baa3	1,735,052
2,700,000	FirstEnergy Corp.
	6.45%, 11/15/11	Baa2	2,798,410
1,335,000	TXU Energy Co.
	7.00%, 03/15/13	Baa2	1,476,505

			13,831,689

	Entertainment & Leisure - 0.6%
2,700,000	Harrah’s Operating Co., Inc.
	7.13%, 06/01/07	Baa3	3,006,696
15,000	MGM Mirage, Inc.
	7.25%, 10/15/06	Ba1	16,163
4,000	MGM Mirage, Inc.
	8.50%, 09/15/10	Ba1	4,590
11,000	Park Place Entertainment Corp.
	8.50%, 11/15/06	Ba1	12,183

			3,039,632

	Financial Services - 5.6%
2,650,000	American Express Co.
	3.75%, 11/20/07	A1	2,699,409
2,650,000	American Express Credit Corp.
	3.00%, 05/16/08	Aa3	2,593,483
248,618	CVRD Finance Ltd., Series 2A (e) (f)
	1.80%, 10/15/07	Aaa	248,665
100,000	Ford Motor Credit Co.
	5.75%, 02/23/04	A3	100,599
2,700,000	Ford Motor Credit Co. (b)
	6.50%, 01/25/07	A3	2,876,105
1,345,000	Ford Motor Credit Co.
	6.88%, 02/01/06	A3	1,435,529
1,110,000	Ford Motor Credit Co.
	7.25%, 10/25/11	A3	1,203,866
160,000	Ford Motor Credit Co.
	7.38%, 02/01/11	A3	174,390
2,700,000	General Electric Capital Corp., MTN
	4.25%, 01/15/08	Aaa	2,792,291

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Financial Services (continued)
$1,670,000	General Motors Acceptance
	Corp., MTN (f)
	2.41%, 10/20/05	A3	$1,682,540
2,700,000	Household Finance Corp.
	8.00%, 07/15/10	A1	3,233,474
2,700,000	International Lease Finance Corp.
	4.35%, 09/15/08	A1	2,755,415
2,600,000	J. Paul Getty Trust
	5.88%, 10/01/33	Aaa	2,573,579
2,650,000	KFW International Finance, Inc.
	4.25%, 04/18/05	Aaa	2,741,014
2,650,000	Mellon Funding Corp.
	5.00%, 12/01/14	A2	2,656,683

			29,767,042

	Food Retailers - 1.1%
2,700,000	Kroger Co.
	5.50%, 02/01/13	Baa3	2,746,151
2,700,000	Safeway, Inc.
	6.50%, 03/01/11	Baa2	2,947,388

			5,693,539

	Forest Products & Paper - 0.5%
2,670,000	International Paper Co.
	5.30%, 04/01/15	Baa2	2,610,141

	Health Care Providers - 0.0%
21,000	Columbia/HCA Healthcare Corp.
	6.91%, 06/15/05	Ba1	22,121
3,000	HCA, Inc.
	6.30%, 10/01/12	Ba1	3,093

			25,214

	Home Construction, Furnishings & Appliances - 0.0%
38,000	Lennar Corp.
	9.95%, 05/01/10	Baa3	43,653

	Insurance - 0.5%
2,650,000	UnitedHealth Group, Inc.
	7.50%, 11/15/05	A3	2,909,220

	Media - Broadcasting & Publishing - 2.9%
2,700,000	Continental Cablevision, Inc., Senior Notes
	8.30%, 05/15/06	Baa3	3,027,186
2,700,000	Cox Communications, Inc.
	7.13%, 10/01/12	Baa2	3,114,215
1,200,000	Cox Enterprises, Inc. (e)
	4.38%, 05/01/08	Baa1	1,219,058
2,700,000	News America Holdings, Inc.
	7.38%, 10/17/08	Baa3	3,080,495
1,430,000	Viacom, Inc.
	5.50%, 05/15/33	A3	1,331,725
2,695,000	Viacom, Inc.
	7.88%, 07/30/30	A3	3,352,391

			15,125,070

	Metals - 0.0%
$30,000	Scotia Pacific Co. LLC
	7.71%, 01/20/14	Baa2	$17,918

	Oil & Gas - 2.9%
2,650,000	Burlington Resources, Inc.
	7.40%, 12/01/31	Baa1	3,137,102
2,581,000	Conoco Funding Co.
	5.45%, 10/15/06	A3	2,769,145
310,000	Conoco, Inc.
	6.95%, 04/15/29	A3	351,552
2,125,000	Enterprise Products
	7.50%, 02/01/11	Baa2	2,374,719
875,000	Enterprise Products
	8.25%, 03/15/05	Baa2	934,843
1,350,000	Marathon Oil Corp.
	5.38%, 06/01/07	Baa1	1,444,808
1,350,000	Marathon Oil Corp.
	6.13%, 03/15/12	Baa1	1,459,953
2,675,000	Valero Energy Corp.
	6.13%, 04/15/07	Baa3	2,904,122

			15,376,244

	Pharmaceuticals - 1.2%
2,700,000	Lilly (Eli) & Co.
	7.13%, 06/01/25	Aa3	3,191,711
2,680,000	Zeneca Wilmington
	7.00%, 11/15/23	Aa2	3,104,780

			6,296,491

	Retailers - 1.2%
2,700,000	Target Corp.
	6.35%, 11/01/32	A2	2,836,188
2,650,000	Wal-Mart Stores, Inc.
	7.55%, 02/15/30	Aa2	3,261,321

			6,097,509

	Securities Broker - 1.6%
2,600,000	Bear Stearns Cos., Inc.
	4.00%, 01/31/08	A1	2,648,186
2,700,000	Goldman Sachs Group, Inc.
	5.70%, 09/01/12	Aa3	2,837,570
2,600,000	Morgan Stanley Dean Witter & Co.
	6.60%, 04/01/12	Aa3	2,903,781

			8,389,537

	Telephone Systems - 1.3%
2,700,000	Sprint Capital Corp.
	6.13%, 11/15/08	Baa3	2,877,865
1,400,000	Sprint Capital Corp.
	7.90%, 03/15/05	Baa3	1,491,375
2,600,000	Verizon Florida, Inc.
	6.13%, 01/15/13	A1	2,782,460

			7,151,700

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
	Transportation - 1.0%
$2,620,000	Consolidated Rail Corp.
	9.75%, 06/15/20	Baa2	$3,609,878
300,000	Union Pacific Corp.
	5.38%, 06/01/33	Baa2	273,458
1,430,000	Union Pacific Corp.
	6.63%, 02/01/08	Baa2	1,587,349

			5,470,685

	Total Corporate Notes and Bonds		185,768,814

	(Cost $182,574,058)
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (j) - 7.4%
11,729,307	Bank of America Mortgage Securities, Inc.,
	Series 2003-8, Class 1A12 (g)
	5.50%, 11/25/33	AAA	11,928,176
2,700,000	Bear Stearns Commercial
	Mortgage Securities, Inc.,
	Series 2002-PBW1, Class A2
	4.72%, 11/11/35	Aaa	2,716,460
2,700,000	Bear Stearns Mortgage Securities, Inc.,
	Series 1999-WF2, Class A2, CMO
	7.08%, 06/15/09	Aaa	3,070,697
1,300,000	Chase Credit Card Master Trust,
	Series 1999-3, Class B,
	6.95%, 01/15/07	A2	1,347,440
1,285,000	Citibank Credit Card Issuance
	Trust, Series 2000-Cl, CMO
	6.88%, 11/16/09	Aaa	1,463,236
1,000,000	Conseco Finance Corp.,
	Series 2000-6, Class A4
	6.77%, 09/01/32	A3	1,020,975
46,947	Contimortgage Home Equity
	Loan Trust, Series 1999-1, Class A5
	6.37%, 02/25/26	Aaa	46,938
1,000,000	DaimlerChrysler Auto Trust,
	Series 2002-B, Class A3
	2.93%, 06/06/06	Aaa	1,010,214
2,700,000	General Electric Capital Commercial
	Mortgage Corp., Series 2002-1A, Class A3
	6.27%, 12/10/35	Aaa	2,987,268
150,552	Green Tree Financial Corp.,
	Series 1999-3, Class A, CMO (g)
	6.16%, 02/01/31	BBB	154,586
880,000	Green Tree Home Improvement
	Loan Trust, Series 1996-D,
	Class H, CMO (g)
	8.30%, 09/15/27	AAA	882,021
2,040,000	GS Mortgage Securities Corp. II,
	Series 1997-GL, Class A2D
	6.94%, 07/13/30	Aaa	2,277,367
78,335	Housing Securities, Inc.,
	Series 1994-2, Class A-1
	6.50%, 07/25/09	Aaa	80,165
700,000	MBNA Master Credit Card Trust,
	Series 1995-C, Class A
	6.45%, 02/15/08	Aaa	746,285
2,000,000	MBNA Master Credit Card Trust,
	Series 1999-G, Class B, CMO
	6.60%, 12/15/06	A2	2,054,930
$1,135,000	Morgan Stanley Dean Witter Capital I,
	Series 2002-TOP7, Class B, CMO
	6.08%, 01/15/39	Aa2	$1,238,245
2,700,000	Morgan Stanley Dean Witter
	Capital I, Series 2003-T0P9,
	Class A2, CMO (g)
	4.74%, 11/13/36	AAA	2,704,872
937,106	Toyota Auto Receivables
	Grantor Trust, Series 2000-A,
	Class A4, CMO
	7.21%, 04/15/07	Aaa	947,090
2,267,622	Toyota Auto Receivables
	Owner Trust, Series 2002-B, Class A3
	3.76%, 06/15/06	Aaa	2,296,550

	Total Asset-Backed and Mortgage-Backed Securities		38,973,515

	(Cost $37,893,138)
FOREIGN GOVERNMENT OBLIGATIONS (k) - 0.9%
2,700,000	Province of British Columbia
	5.38%, 10/29/08	Aa2	2,919,243
1,600,000	Province of Quebec
	7.00%, 01/30/07	A1	1,795,872
30,000	United Mexican States
	8.38%, 01/14/11	Baa2	35,625

	Total Foreign Government Obligations		4,750,740

	(Cost $4,469,354)
FOREIGN BONDS (k) - 4.7%
2,650,000	Alberta Energy Co., Ltd.
	7.38%, 11/01/31	Baa1	3,147,029
2,650,000	British Telecom, Plc (h)
	8.13%, 12/15/10	Baa1	3,224,721
2,650,000	Canadian Pacific Railroad
	5.75%, 03/15/33	Baa2	2,565,351
2,700,000	Royal Bank of Scotland Group, Plc
	4.70%, 07/03/18	Aa3	2,491,136
2,670,000	Sappi Papier Holding AG (e)
	6.75%, 06/15/12	Baa2	2,918,678
1,665,000	Stora Enso Oyj
	7.38%, 05/15/11	Baa1	1,926,562
2,650,000	Telus Corp.
	7.50%, 06/01/07	Ba1	2,965,732
10,000	Tyco International Group S.A.
	5.88%, 11/01/04	Ba2	10,275
2,700,000	Tyco International Group S.A.
	6.38%, 10/15/11	Ba2	2,885,625
10,000	Tyco International Group S.A.
	6.75%, 02/15/11	Ba2	10,925
2,700,000	Vodafone Group, Plc
	5.38%, 01/30/15	A2	2,725,013

	Total Foreign Bonds		24,871,047

	(Cost $23,924,818)

See Notes to Financial Statements.

SELECT INVESTMENT GRADE INCOME FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Moody’s Ratings (Unaudited)	Value (Note 2)
COMMERCIAL PAPER (c) - 3.4%
	Financial Services - 3.4%
$11,900,000	Blue Ridge Asset Funding (e) (i)
	1.08%, 01/14/04	NR	$11,895,359
4,850,000	Sheffield Receivables Corp. (e)
	1.09%, 01/06/04	NR	4,849,266
1,400,000	Sheffield Receivables Corp. (e)
	1.09%, 01/08/04	NR	1,399,703

	Total Commercial Paper		18,144,328

	(Cost $18,144,328)
Shares
INVESTMENT COMPANIES - 2.5%
12,820,875	Barclays Prime Money Market Fund	NR	12,820,875
270,522	Marshall Money Market Fund	NR	270,522

	Total Investment Companies		13,091,397

	(Cost $13,091,397)
WARRANTS - 0.0%
	Computers & Information - 0.0%
500,000	International Business Machines Corp., 07/10/06		27,000

	Telephone Systems - 0.0%
500,000	BellSouth Telecom, Inc., 07/12/06		13,250

	Total Warrants		40,250

	(Cost $16,562)
Total Investments - 101.2%			536,774,471

(Cost $528,818,237)
Net Other Assets and Liabilities - (1.2)%			(6,575,698)

Total Net Assets - 100.0%			$530,198,773

(a)	All or part of security is designated as a Forward Commitment.

(b)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $60,877,929. The value of collateral amounted to $62,259,950 which consisted of cash equivalents.

(c)	Effective yield at time of purchase.

(d)	No payments of interest are passed through to the “principal only STRIPS” holder. The rate shown is the coupon rate of the original bond.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2003, these securities amounted to $32,468,406 or 6.1% of net assets.

(f)	Variable rate security. The rate shown reflects rate in effect at period end.

(g)	Standard & Poor’s (S&P) credit ratings are used in the absence of a rating by Moody’s Investors, Inc.

(h)	Debt obligation initially issued in coupon form which converts to a higher coupon form at a specified date and rate. The rate shown is the rate at period end. The maturity date shown is the ultimate maturity.

(i)	Designated as Collateral on Forward Commitments.

(j)	Pass Through Certificates.

(k)	U.S. currency denominated.

CMO Collateralized Mortgage Obligation

MTN Medium Term Note

NR Not Rated

STRIPS Separate Trading of Registered Interest and Principal of Securities

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $530,215,190. Net unrealized appreciation (depreciation) aggregated $6,559,281, of which $9,741,565 related to appreciated investment securities and $(3,182,284) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $3,797,657 and $6,247,354 of undistributed ordinary income and undistributed long term capital gains, respectively.

For the period ended December 31, 2003, the Portfolio has elected to defer $1,339,820 of capital losses attributable to Post-October losses.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $26,622,750.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $221,255,505 and $262,270,823 of non-governmental issuers, respectively, and $890,760,488 and $1,020,749,995 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody’s Rating (Unaudited)

Aaa	13.6%
Aa	8.2%
A	12.8%
Baa	17.2%
Ba	1.1%
NR (Not Rated)	43.9%

96.8%

S&P Ratings (Unaudited)

AAA	2.9%
A	0.3%

3.2%

Written Options Rollforward

	Puts		Calls
	Principal Amount of Contracts (000’s omitted)	Premiums	Principal Amount of Contracts (000’s omitted)	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	22	15,125	34	32,797
Options closed	(22)	(15,125)	(34)	(32,797)

Outstanding, end of period	$—	$—	$—	$—

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Par Value		Value (Note 2)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (b) - 6.7%
	Fannie Mae - 6.5%
$13,000,000	4.00%, 04/25/22 - 07/25/22	$12,945,851
2,463	7.00%, 05/01/17	2,497
108,678	7.50%, 03/01/07	115,382
3,843	8.00%, 04/01/09	4,119
52,001	8.00%, 09/01/21	56,834

		13,124,683

	Freddie Mac - 0.1%
88,076	6.50%, 08/01/04 - 06/01/23	93,628
38,018	7.50%, 02/01/07	40,081
23,664	8.00%, 09/01/09 - 06/01/19	25,565
30,638	10.00%, 03/01/21	34,166

		193,440

	Ginnie Mae - 0.1%
17,967	6.50%, 06/15/09	19,192
123,152	7.00%, 06/15/12	132,231
18,789	9.50%, 02/15/06	19,505

		170,928

	Total U.S. Government Agency
	Mortgage-Backed Obligations	13,489,051

	(Cost $13,745,662)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 84.5%
	Fannie Mae - 43.8%
9,885,000	3.50%, 09/15/04	10,039,997
12,205,000	3.88%, 11/17/08	12,225,748
3,075,000	4.38%, 09/15/12 (a)	3,042,276
19,370,000	5.00%, 01/15/07	20,676,623
14,595,000	5.38%, 11/15/11	15,546,083
13,510,000	5.50%, 05/02/06	14,452,849
6,860,000	6.38%, 06/15/09	7,757,302
3,480,000	6.63%, 11/15/10	3,998,436

		87,739,314

	Federal Farm Credit Bank - 8.6%
12,000,000	2.63%, 12/15/05	12,147,024
5,000,000	3.88%, 12/15/04	5,121,255

		17,268,279

	Federal Home Loan Bank - 10.5%
3,300,000	3.50%, 04/22/08	3,285,190
8,200,000	3.63%, 10/15/04	8,350,142
7,400,000	4.00%, 03/18/11	7,201,954
2,000,000	4.13%, 01/14/05	2,056,598

		20,893,884

	Freddie Mac - 15.8%
900,000	4.50%, 08/15/04	918,124
6,075,000	5.13%, 10/15/08	6,514,599
3,140,000	5.50%, 07/15/06	3,383,187
8,715,000	5.75%, 04/29/09 - 01/15/12	9,228,786
$6,405,000	6.63%, 09/15/09	$7,324,572
3,730,000	6.88%, 09/15/10	4,332,097

		31,701,365

	Sallie Mae - 2.1%
4,000,000	5.00%, 06/30/04	4,079,552

	U.S. Treasury Bond - 3.7%
5,155,000	8.88%, 02/15/19	7,370,042

	Total U.S. Government and
	Agency Obligations	169,052,436

	(Cost $166,638,025)
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (b) - 6.7%
2,048,224	Capital Auto Receivables Asset Trust,
	Series 2002-4, Class A2B
	1.74%, 01/17/05	2,050,093
5,500,000	Citibank Credit Card Issuance Trust,
	Series 2001, Class A8
	4.10%, 12/07/06	5,633,763
3,500,000	Ford Credit Auto Owner Trust,
	Series 2003-A, Class A4A
	2.70%, 06/15/07	3,525,048
2,000,000	MBNA Master Credit Card Trust,
	Series 1999-B, Class A
	5.90%, 08/15/11	2,205,427

	Total Asset-Backed and
	Mortgage-Backed Securities	13,414,331

	(Cost $13,236,242)

Shares
INVESTMENT COMPANIES - 1.3%
4,098	Dreyfus Cash Management Plus
	Money Market Fund	4,098
2,681,750	Marshall Money Market Fund	2,681,750

	Total Investment Companies	2,685,848

	(Cost $2,685,848)
Total Investments - 99.2%		198,641,666

(Cost $196,305,777)
Net Other Assets and Liabilities - 0.8%		1,516,794

Total Net Assets - 100.0%		$200,158,460

(a)	All or a portion of this security is out on loan at December 31, 2003; the value of the securities loaned amounted to $3,002,306. The value of collateral amounted to $3,075,000 which consisted of cash equivalents.

(b)	Pass Through Certificates.

See Notes to Financial Statements.

GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $197,776,934. Net unrealized appreciation (depreciation) aggregated $864,732, of which $2,057,249 related to appreciated investment securities and $(1,192,517) related to depreciated investment securities.

As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation disclosed above) on a tax basis consisted of $81,655 and $273,841 of undistributed ordinary income and undistributed long term capital gains, respectively.

For the period ended December 31, 2003, the Portfolio has elected to defer $318,792 of capital losses attributable to Post-October losses.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $9,748,622.

OTHER INFORMATION

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $3,499,362 and $5,951,776 of non-governmental issuers, respectively, and $137,856,184 and $194,484,592 of U.S. Government and Agency issuers, respectively.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.3%
	Fannie Mae - 9.3%
$ 5,000,000	1.18%, 07/27/04	$5,000,000
14,850,000	1.19%, 03/05/04 (a)	14,818,715
10,000,000	1.63%, 12/15/04	10,000,000
5,000,000	6.50%, 08/15/04	5,159,936

		34,978,651

	Federal Home Loan Bank - 3.7%
4,000,000	1.20%, 08/20/04	4,000,000
10,000,000	1.50%, 01/07/05	10,000,000

		14,000,000

	Freddie Mac - 1.3%
5,000,000	1.41%, 11/15/04	5,000,000

	Total U.S. Government and
	Agency Obligations	53,978,651

	(Cost $53,978,651)
CORPORATE NOTES - 46.5%
	Banking - 4.0%
15,000,000	Marshall & Ilsley Bank
	1.22%, 12/17/04	15,000,000

	Banking - Foreign Banks & Branches - 3.3%
2,450,000	National Bank of Canada
	8.13%, 08/15/04	2,549,100
10,000,000	Royal Bank of Canada, MTN (b)
	1.22%, 02/27/04	10,001,338

		12,550,438

	Financial Services - 27.6%
7,864,000	Caterpillar Financial Services Corp., MTN (b)
	1.25%, 07/09/04	7,864,000
10,000,000	Caterpillar Financial Services Corp., MTN (b)
	1.31%, 04/02/04	10,004,665
500,000	Caterpillar Financial Services Corp., MTN (b)
	1.34%, 03/05/04	500,154
15,000,000	Citigroup, Inc. (b)
	1.32%, 10/22/04	15,024,252
3,050,000	Citigroup, Inc.
	5.70%, 02/06/04	3,062,898
1,750,000	General Electric Capital Corp.
	7.25%, 05/03/04	1,785,571
2,782,000	Household Finance Corp.
	6.00%, 05/01/04	2,825,454
5,000,000	International Lease Finance Corp., MTN
	5.35%, 05/05/04	5,069,370
6,000,000	J.P. Morgan Chase & Co.
	5.37%, 02/27/04	6,038,727
12,000,000	J.P. Morgan Chase & Co.
	5.75%, 02/25/04	12,077,930
15,000,000	Money Market Trust LLC (c)
	1.22%, 12/03/04	15,000,000
$20,000,000	Money Market Trust, Series 2003-A (c)
	1.25%, 02/19/04	$20,001,879
5,000,000	Sigma Finance, Inc., MTN (c)
	1.12%, 05/18/04	4,999,750

		104,254,650

	Retailers - 1.8%
5,000,000	Wal-Mart Stores, Inc.
	6.55%, 08/10/04	5,158,029
1,400,000	Wal-Mart Stores, Inc.
	7.50%, 05/15/04	1,432,191

		6,590,220

	Securities Broker - 9.8%
4,000,000	Goldman Sachs Group, Inc.
	1.13%, 01/23/04	4,000,000
10,000,000	Goldman Sachs Group, Inc.
	1.23%, 07/29/04	10,000,000
10,000,000	Morgan Stanley
	1.28%, 11/15/04	10,000,000
13,000,000	Morgan Stanley
	5.63%, 01/20/04	13,019,370

		37,019,370

	Total Corporate Notes	175,414,678

	(Cost $175,414,678)
ASSET BACKED SECURITIES - 1.6%
6,031,052	Whole Auto Loan Trust,
	Series 2003-1, Class A1
	1.10%, 09/15/04	6,031,052

	Total Asset Backed Securities	6,031,052

	(Cost $6,031,052)
COMMERCIAL PAPER (a) - 30.0%
	Banking - Foreign Banks & Branches - 6.6%
15,000,000	Den Norske Bank
	1.08%, 01/15/04	14,993,700
10,000,000	Nieuw Amsterdam Receivables Co. (c)
	1.10%, 01/02/04	9,999,695

		24,993,395

	Financial Services - 23.1%
10,000,000	Atlantis One Funding (c)
	1.08%, 01/20/04	9,994,300
2,000,000	General Electric Capital Corp.
	1.09%, 01/15/04	1,999,152
7,416,000	Hatteras Funding Corp. (c)
	1.09%, 02/25/04	7,403,651
10,000,000	High Peak Funding LLC (c)
	1.12%, 01/12/04	9,996,578
2,000,000	High Peak Funding LLC (c)
	1.12%, 01/20/04	1,998,818

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Value (Note 2)

	Financial Services (continued)
$ 3,200,000	High Peak Funding LLC (c)
	1.13%, 01/20/04	$3,198,091
10,000,000	Household Finance Corp.
	1.09%, 01/08/04	9,997,881
7,000,000	Newbury Funding (c)
	1.20%, 01/05/04	6,999,066
10,000,000	Newbury Funding (c)
	1.20%, 02/02/04	9,989,333
7,000,000	Sigma Finance, Inc. (c)
	1.11%, 02/05/04	6,992,446
5,000,000	Sigma Finance, Inc. (c)
	1.14%, 03/22/04	4,987,175
4,050,000	TransAmerica Asset Funding (c)
	0.95%, 01/02/04	4,049,893
7,000,000	TransAmerica Asset Funding (c)
	1.09%, 01/06/04	6,998,940
2,600,000	TransAmerica Asset Funding (c)
	1.10%, 01/06/04	2,599,603

		87,204,927

	Securities Broker - 0.3%
1,000,000	Barton Capital Corp. (c)
	1.10%, 01/02/04	999,969

	Total Commercial Paper	113,198,291

	(Cost $113,198,291)
CERTIFICATES OF DEPOSIT - 3.7%
14,000,000	Bank One NA Illinois
	1.37%, 05/10/04	14,012,621

	Total Certificates of Deposit	14,012,621

	(Cost $14,012,621)

Shares

INVESTMENT COMPANIES - 3.9%

14,173,232	Barclays Prime Money Market Fund	14,173,232
384,640	Dreyfus Cash Management Plus Money Market Fund	384,640
76,246	One Group Institutional Prime Money Market Fund	76,246

	Total Investment Companies	14,634,118

	(Cost $14,634,118)
Total Investments - 100.0%		377,269,411

(Cost $377,269,411)
Net Other Assets and Liabilities - (0.0)%		(114,884)

Total Net Assets - 100.0%		$377,154,527

(a)	Effective yield at time of purchase.

(b)	Variable rate security. The rate shown reflects rate in effect at period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2003, these securities amounted to $126,209,187 or 33.5% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.

MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $377,269,411.

As of December 31, 2003, the components of distributable earnings on a tax basis consisted of $76,370 of undistributed short-term capital gains.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $4,324,222.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES • December 31, 2003

	Select Capital Appreciation Fund	Select Value Opportunity Fund
ASSETS:
Investments:
Investments at cost	$218,893,920	$291,466,949
Net unrealized appreciation	71,539,111	71,266,834

Total investments at value†	290,433,031	362,733,783
Cash	6,230	8,985,022
Short-term investments held as collateral for securities loaned	72,318,713	75,000,853
Receivable for investments sold	9,066,086	17,784,408
Receivable for shares sold	—	—
Interest and dividend receivables	39,564	390,295
Receivable for variation margin	—	—
Dividend tax reclaim receivable	850	—
Miscellaneous receivable	—	—

Total Assets	371,864,474	464,894,361

LIABILITIES:
Payable for investments purchased	2,651,555	8,626,506
Collateral for securities loaned	72,318,713	75,000,853
Management fee payable	238,461	277,263
Distribution fee payable	39,684	47,948
Trustees’ fees and expenses payable	4,819	6,030
Unrealized depreciation on forward currency contracts	—	—
Payable for shares repurchased	357,451	81,558
Accrued expenses and other payables	49,859	53,208

Total Liabilities	75,660,542	84,093,366

NET ASSETS	$296,203,932	$380,800,995

NET ASSETS consist of:
Paid-in capital	$205,571,973	$289,671,332
Undistributed (distribution in excess of) net investment income (loss)	(6,647)	195,527
Accumulated (distribution in excess of) net realized gain (loss) on investments sold, foreign currency transactions, written options transactions and futures contracts	19,099,452	19,667,302
Net unrealized appreciation of investments, assets and liabilities in foreign currency, written options contracts and futures contracts	71,539,154	71,266,834

TOTAL NET ASSETS	$296,203,932	$380,800,995

Shares of beneficial interest outstanding (unlimited authorization, no par value)	139,402,988	185,797,897
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding)	$2.125	$2.050

†Total value of securities on loan	$69,817,387	$72,077,037

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund

$339,299,597	$527,661,492	$362,605,577	$641,132,235	$528,818,237	$196,305,777	$377,269,411
31,848,492	93,517,739	32,080,937	20,616,861	7,956,234	2,335,889	—

371,148,089	621,179,231	394,686,514	661,749,096	536,774,471	198,641,666	377,269,411
4,076,234	5,947,051	5,543,545	22,881	16,483	22,539	47,662
16,782,106	44,740,809	26,531,428	33,724,811	62,259,950	3,075,000	—
4,986,055	4,037,250	992,679	5,348,589	11,002,197	601	—
320,494	—	—	—	—	—	—
410,229	765,423	420,027	951,702	4,729,593	1,940,173	1,416,020
—	—	—	14,585	—	—	—
253,814	437	—	—	—	—	—
—	—	—	831	—	—	—

397,977,021	676,670,201	428,174,193	701,812,495	614,782,694	203,679,979	378,733,093

—	5,356,368	1,082,049	945,869	21,922,328	—	—
16,782,106	44,740,809	26,531,428	33,724,811	62,259,950	3,075,000	—
289,150	424,683	194,425	152,269	192,407	85,345	102,557
47,529	79,241	50,657	81,329	69,873	25,194	50,014
5,659	8,527	6,085	8,516	9,825	4,228	15,551
47,326	—	—	—	—	—	—
62,388	238,051	224,125	349,462	44,378	297,825	1,332,891
89,681	94,002	68,767	95,366	85,160	33,927	77,553

17,323,839	50,941,681	28,157,536	35,357,622	84,583,921	3,521,519	1,578,566

$380,653,182	$625,728,520	$400,016,657	$666,454,873	$530,198,773	$200,158,460	$377,154,527

$476,187,276	$914,144,261	$618,182,841	$799,316,120	$514,934,301	$199,257,384	$377,078,157
4,246,991	—	74,218	243,494	2,453,484	(1,380,071)	—
(131,658,561)	(381,933,480)	(250,321,339)	(153,776,239)	4,854,754	(54,742)	76,370
31,877,476	93,517,739	32,080,937	20,671,498	7,956,234	2,335,889	—

$380,653,182	$625,728,520	$400,016,657	$666,454,873	$530,198,773	$200,158,460	$377,154,527

343,538,181	435,022,474	255,091,917	271,646,433	473,647,666	181,359,208	377,079,783

$1.108	$1.438	$1.568	$2.453	$1.119	$1.104	$1.000

$15,881,176	$43,278,521	$25,403,868	$32,368,656	$60,877,929	$3,002,306	$—

ALLMERICA INVESTMENT TRUST

STATEMENTS OF OPERATIONS • For the Year Ended December 31, 2003

	Select Capital Appreciation Fund	Select Value Opportunity Fund
INVESTMENT INCOME
Interest	$57,260	$75,806
Dividends	1,091,450	3,550,829
Securities lending income	62,263	61,066
Less net foreign taxes withheld	(14,268)	(11,658)

Total investment income	1,196,705	3,676,043

EXPENSES
Management fees	2,664,113	2,942,170
Distribution fees	434,381	500,094
Custodian and Fund accounting fees	102,175	102,169
Legal fees	19,110	28,057
Audit fees	26,244	29,580
Trustees’ fees and expenses	20,790	23,967
Reports to shareholders	7,232	9,644
Miscellaneous	9,285	7,749

Total expenses before reductions	3,283,330	3,643,430
Less reductions	(58,743)	(215,019)

Total expenses net of reductions	3,224,587	3,428,411

NET INVESTMENT INCOME (LOSS)	(2,027,882)	247,632

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	32,291,183	23,799,027
Net realized gain on futures contracts	—	—
Net realized gain (loss) on foreign currency transactions	(6,808)	—
Net realized gain on written options contracts	—	—
Net change in unrealized appreciation (depreciation) of investments	65,606,143	83,321,848
Net change in unrealized appreciation (depreciation) of assets and liabilities in foreign currency	43	—

NET GAIN (LOSS) ON INVESTMENTS	97,890,561	107,120,875

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,862,679	$107,368,507

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select International Equity Fund	Select Growth Fund	Core Equity Fund	Equity Index Fund	Select Investment Grade Income Fund	Government Bond Fund	Money Market Fund

$32,956	$15,742	$11,072	$58,591	$24,446,077	$9,025,072	$7,084,963
9,859,219	5,099,958	6,227,519	9,752,688	—	—	—
124,165	50,138	26,461	30,027	51,290	51,501	—
(1,110,389)	(25,216)	—	—	—	—	—

8,905,951	5,140,622	6,265,052	9,841,306	24,497,367	9,076,573	7,084,963

3,081,227	4,392,642	2,211,402	1,498,250	2,497,160	1,286,446	1,600,664
504,614	807,635	569,019	809,596	907,972	385,562	789,478
304,988	264,821	106,258	247,982	228,660	74,602	183,114
42,507	51,674	32,892	39,191	62,775	23,191	61,681
30,629	51,659	32,954	44,452	52,948	25,574	66,224
23,169	29,666	24,377	31,698	33,615	20,796	54,533
23,956	141,536	63,625	1,429	36,503	15,417	34,036
9,084	10,227	12,907	13,282	761	2,826	8,476

4,020,174	5,749,860	3,053,434	2,685,880	3,820,394	1,834,414	2,798,206
(43,277)	(181,695)	(107,946)	(266,753)	—	—	—

3,976,897	5,568,165	2,945,488	2,419,127	3,820,394	1,834,414	2,798,206

4,929,054	(427,543)	3,319,564	7,422,179	20,676,973	7,242,159	4,286,757

(31,738,395)	(36,540,308)	(25,175,235)	(26,056,158)	17,769,538	3,288,747	76,830
—	—	—	963,344	138,413	—	—
(815,252)	(29,740)	—	(944)	2,646,278	—	—
—	1,700	—	—	18,798	—	—
113,020,078	171,038,236	113,866,094	166,019,862	(18,927,861)	(6,228,693)	—
143,853	—	—	—	(210,271)	—	—

80,610,284	134,469,888	88,690,859	140,926,104	1,434,895	(2,939,946)	76,830

$85,539,338	$134,042,345	$92,010,423	$148,348,283	$22,111,868	$4,302,213	$4,363,587

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Select Capital Appreciation Fund
	Years Ended December 31,
	2003	2002
NET ASSETS at beginning of year	$287,593,224	$435,863,705

Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	(2,027,882)	(2,557,333)
Net realized gain (loss) on investments sold and foreign currency transactions	32,284,375	950,749
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, written option contracts and futures contracts	65,606,186	(92,440,948)

Net increase (decrease) in net assets resulting from operations	95,862,679	(94,047,532)

Distributions to shareholders from:
Net investment income	—	—
Net realized gain on investments	—	—

Total distributions	—	—

Capital share transactions:
Net proceeds from sales of shares	8,543,704	13,237,382
Value of shares issued in exchange for the net assets of the Select Aggressive Growth Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Strategic Growth Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Emerging Markets Fund (Note 9)	—	—
Issued to shareholders in reinvestment of distributions	—	—
Cost of shares repurchased	(95,795,675)	(67,460,331)

Net increase (decrease) from capital share transactions	(87,251,971)	(54,222,949)

Total increase (decrease) in net assets	8,610,708	(148,270,481)

NET ASSETS at end of year	$296,203,932	$287,593,224

Undistributed (distribution in excess of) net investment income (loss)	$(6,647)	$(2)

OTHER INFORMATION:
Share transactions:
Sold	4,455,481	7,193,851
Issued in exchange for the shares of the Select Aggressive Growth Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Strategic Growth Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Emerging Markets Fund (Note 9)	—	—
Issued to shareholders in reinvestment of distributions	—	—
Repurchased	(54,083,864)	(42,804,867)

Net increase (decrease) in shares outstanding	(49,628,383)	(35,611,016)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Value Opportunity Fund		Select International Equity Fund		Select Growth Fund		Core Equity Fund
Years Ended December 31,		Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
2003	2002	2003	2002	2003	2002	2003	2002
$351,830,989	$440,335,089	$335,889,657	$460,006,450	$375,958,982	$660,892,540	$401,888,470	$673,752,990

247,632	494,004	4,929,054	4,714,748	(427,543)	247,125	3,319,564	4,104,620
23,799,027	(2,962,234)	(32,553,647)	(70,636,155)	(36,568,348)	(102,291,344)	(25,175,235)	(87,239,808)
83,321,848	(73,857,508)	113,163,931	(18,848,771)	171,038,236	(73,300,418)	113,866,094	(65,291,304)

107,368,507	(76,325,738)	85,539,338	(84,770,178)	134,042,345	(175,344,637)	92,010,423	(148,426,492)

(398,223)	(2,569,624)	(2,710,560)	(6,485,063)	(247,303)	(860,385)	(3,286,534)	(4,267,718)
(966,976)	(37,133,238)	—	(3,713,786)	—	—	—	—

(1,365,199)	(39,702,862)	(2,710,560)	(10,198,849)	(247,303)	(860,385)	(3,286,534)	(4,267,718)

14,815,521	67,470,986	20,021,820	180,993,225	1,501,786	7,490,096	1,552,913	1,921,318
—	—	—	—	259,023,031	—	—	—
—	—	—	—	17,766,775	—	—	—
—	—	45,260,073	—	—	—	—	—
1,365,199	39,702,862	2,710,560	10,198,849	247,303	860,385	3,286,534	4,267,718
(93,214,022)	(79,649,348)	(106,057,706)	(220,339,840)	(162,564,399)	(117,079,017)	(95,435,149)	(125,359,346)

(77,033,302)	27,524,500	(38,065,253)	(29,147,766)	115,974,496	(108,728,536)	(90,595,702)	(119,170,310)

28,970,006	(88,504,100)	44,763,525	(124,116,793)	249,769,538	(284,933,558)	(1,871,813)	(271,864,520)

$380,800,995	$351,830,989	$380,653,182	$335,889,657	$625,728,520	$375,958,982	$400,016,657	$401,888,470

$195,527	$494,003	$4,246,991	$2,909,705	$—	$247,118	$74,218	$41,188

9,694,636	37,651,169	21,677,491	182,043,260	1,068,140	5,062,244	1,174,083	1,512,659
—	—	—	—	220,257,679	—	—	—
—	—	—	—	15,107,801	—	—	—
—	—	52,384,344	—	—	—	—	—
789,132	25,224,182	2,850,221	10,525,128	188,063	674,283	2,410,772	3,200,648
(61,302,191)	(49,241,628)	(117,523,711)	(221,703,483)	(131,719,570)	(94,889,188)	(72,880,614)	(92,816,807)

(50,818,423)	13,633,723	(40,611,655)	(29,135,095)	104,902,113	(89,152,661)	(69,295,759)	(88,103,500)

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund
	Years Ended December 31,
	2003	2002
NET ASSETS at beginning of year	$342,682,878	$517,315,322

Increase (decrease) in net assets resulting from operations:
Net investment income	7,422,179	5,053,941
Net realized gain (loss) on investments sold, foreign currency transactions, written option transactions and futures contracts	(25,093,758)	(8,569,701)
Net change in unrealized appreciation (depreciation) of investments, assets and liabilities in foreign currency, written option contracts and futures contracts	166,019,862	(112,255,534)

Net increase (decrease) in net assets resulting from operations	148,348,283	(115,771,294)

Distributions to shareholders from:
Net investment income	(7,143,778)	(5,185,015)
Net realized gain on investments	—	(27,569,023)

Total distributions	(7,143,778)	(32,754,038)

Capital share transactions:
Net proceeds from sales of shares	9,845,737	29,174,075
Value of shares issued in exchange for the net assets of the Select Strategic Income Fund (Note 9)	—	—
Value of shares issued in exchange for the net assets of the Select Growth and Income Fund (Note 9)	292,154,078	—
Issued to shareholders in reinvestment of distributions	7,143,778	32,754,038
Cost of shares repurchased	(126,576,103)	(88,035,225)

Net increase (decrease) from capital share transactions	182,567,490	(26,107,112)

Total increase (decrease) in net assets	323,771,995	(174,632,444)

NET ASSETS at end of year	$666,454,873	$342,682,878

Undistributed (distribution in excess of) net investment income (loss)	$243,494	$29,655

OTHER INFORMATION:
Share transactions:
Sold	4,812,165	11,937,167
Issued in exchange for the shares of the Select Strategic Income Fund (Note 9)	—	—
Issued in exchange for the shares of the Select Growth and Income Fund (Note 9)	147,106,786	—
Issued to shareholders in reinvestment of distributions	3,254,461	15,370,677
Repurchased	(59,805,637)	(41,539,895)

Net increase (decrease) in shares outstanding	95,367,775	(14,232,051)

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

Select Investment Grade Income Fund		Government Bond Fund		Money Market Fund
Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
2003	2002	2003	2002	2003	2002
$620,074,063	$571,582,104	$291,995,366	$116,513,871	$704,804,637	$604,656,688

20,676,973	30,020,772	7,242,159	5,893,003	4,286,757	10,414,765
20,573,027	2,102,222	3,288,747	839,254	76,830	48,471
(19,138,132)	16,023,439	(6,228,693)	7,745,330	—	—

22,111,868	48,146,433	4,302,213	14,477,587	4,363,587	10,463,236

(26,622,750)	(32,973,670)	(9,748,622)	(7,053,538)	(4,286,757)	(10,414,765)
—	—	—	—	(37,465)	—

(26,622,750)	(32,973,670)	(9,748,622)	(7,053,538)	(4,324,222)	(10,414,765)

9,154,551	92,838,100	23,186,088	201,562,216	181,842,312	962,438,922
142,624,667	—	—	—	—	—
—	—	—	—	—	—
26,622,750	32,973,670	9,748,622	7,053,538	4,324,222	10,414,765
(263,766,376)	(92,492,574)	(119,325,207)	(40,558,308)	(513,856,009)	(872,754,209)

(85,364,408)	33,319,196	(86,390,497)	168,057,446	(327,689,475)	100,099,478

(89,875,290)	48,491,959	(91,836,906)	175,481,495	(327,650,110)	100,147,949

$530,198,773	$620,074,063	$200,158,460	$291,995,366	$377,154,527	$704,804,637

$2,453,484	$80,938	$(1,380,071)	$(960,067)	$—	$—

10,096,929	83,168,665	20,555,005	180,409,403	181,842,312	962,438,922
125,882,319	—	—	—	—	—
—	—	—	—	—	—
23,532,345	29,641,576	8,674,020	6,370,987	4,324,222	10,414,765
(232,888,459)	(82,522,052)	(106,259,141)	(36,622,170)	(513,856,009)	(872,754,209)

(73,376,866)	30,288,189	(77,030,116)	150,158,220	(327,689,475)	100,099,478

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations				Less Distributions
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Select Capital Appreciation Fund
2003	$1.521	$(0.015)	$0.619	$0.604	$—	$—	$—	$0.604
2002	1.940	(0.014)	(0.405)	(0.419)	—	—	—	(0.419)
2001	2.122	(0.010)	(0.019)	(0.029)	—	(0.153)	(0.153)	(0.182)
2000	2.053	(0.008)	0.147	0.139	—	(0.070)	(0.070)	0.069
1999	1.640	(0.007)	0.423	0.416	—	(0.003)	(0.003)	0.413
Select Value Opportunity Fund
2003	$1.487	$0.002	$0.568	$0.570	$(0.002)	$(0.005)	$(0.007)	$0.563
2002	1.975	0.002	(0.315)	(0.313)	(0.011)	(0.164)	(0.175)	(0.488)
2001	1.958	0.012	0.225	0.237	(0.012)	(0.208)	(0.220)	0.017
2000	1.521	0.012	0.446	0.458	(0.006)	(0.015)	(0.021)	0.437
1999	1.686	0.006	(0.077)	(0.071)	—	(0.094)	(0.094)	(0.165)
Select International Equity Fund
2003	$0.874	$0.015	$0.226	$0.241	$(0.007)	$—	$(0.007)	$0.234
2002	1.113	0.013	(0.226)	(0.213)	(0.017)	(0.009)	(0.026)	(0.239)
2001	1.781	0.018	(0.385)	(0.367)	(0.024)	(0.277)	(0.301)	(0.668)
2000	2.031	0.013	(0.191)	(0.178)	(0.009)	(0.063)	(0.072)	(0.250)
1999	1.542	0.012	0.477	0.489	—	—	—	0.489
Select Growth Fund(1)
2003	$1.139	$(0.001)	$0.301	$0.300	$(0.001)	$—	$(0.001)	$0.299
2002	1.576	0.001	(0.436)	(0.435)	(0.002)	—	(0.002)	(0.437)
2001	2.214	0.002	(0.545)	(0.543)	—	(0.095)	(0.095)	(0.638)
2000	3.049	(0.001)	(0.489)	(0.490)	—	(0.345)	(0.345)	(0.835)
1999	2.428	(0.002)	0.709	0.707	(0.001)	(0.085)	(0.086)	0.621
Core Equity Fund(1)
2003	$1.239	$0.012	$0.329	$0.341	$(0.012)	$—	$(0.012)	$0.329
2002	1.633	0.011 (3)	(0.393)	(0.382)	(0.012)	—	(0.012)	(0.394)
2001	2.689	0.016	(0.439)	(0.423)	(0.015)	(0.618)	(0.633)	(1.056)
2000	3.310	0.016	(0.295)	(0.279)	(0.017)	(0.325)	(0.342)	(0.621)
1999	2.825	0.020	0.779	0.799	(0.020)	(0.294)	(0.314)	0.485

(a)	Including reimbursements, waivers and reductions.

(b)	Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements and reductions.

(1)	The Select Growth Fund added a second sub-advisor on April 18, 2003. The Core Equity Fund changed sub-advisors on May 1, 2002.

(2)	Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were $0.001 in 2003, $0.000 in 2002, $0.011 in 2001, $0.011 in 2000, and $0.005 in 1999 for Select Value Opportunity Fund; $0.011 in 1999 for Select International Equity Fund; $(0.002) in 2003, $0.000 in 2002, $0.001 in 2001, $(0.002) in 2000, and $(0.003) in 1999 for Select Growth Fund; and $0.014 in 2001, $0.015 in 2000, and $0.019 in 1999 for Core Equity Fund.

(3)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

	Ratios/Supplemental Data
			Ratios To Average Net Assets
Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income (Loss)	Operating Expenses			Management Fee		Portfolio Turnover Rate
				(a)	(b)	(c)	Gross	Net

$2.125	39.71%	$296,204	(0.70)%	1.11%	1.13%	1.13%	0.92%	0.92%	46%
1.521	(21.60)%	287,593	(0.70)%	1.05%	1.06%	1.06%	0.90%	0.90%	41%
1.940	(1.14)%	435,864	(0.51)%	0.93%	0.94%	0.94%	0.88%	0.88%	44%
2.122	6.81%	510,483	(0.38)%	0.93%	0.94%	0.94%	0.87%	0.87%	53%
2.053	25.36%	417,087	(0.42)%	0.98%	0.98%	0.98%	0.91%	0.91%	61%

$2.050	38.43%	$380,801	0.07%	1.03%	1.09%	1.09%	0.88%	0.88%	117%
1.487	(16.32)%	351,831	0.12%	0.96%	1.03%	1.03%	0.87%	0.87%	94%
1.975	12.70%	440,335	0.63%	0.87%	0.92%	0.92%	0.87%	0.87%	97%
1.958	30.40%	397,541	0.71%	0.87%	0.94%	0.94%	0.88%	0.88%	22%
1.521	(4.70)%	308,331	0.43%	0.88%	0.97%	0.97%	0.90%	0.90%	98%

$1.108	27.77%	$380,653	1.46%	1.18%	1.19%	1.19%	0.92%	0.92%	28%
0.874	(19.37)%	335,890	1.17%	1.13%	1.14%	1.14%	0.91%	0.91%	14%
1.113	(21.43)%	460,006	0.97%	0.99%	1.01%	1.01%	0.89%	0.89%	26%
1.781	(9.03)%	679,128	0.77%	0.98%	0.99%	0.99%	0.88%	0.88%	24%
2.031	31.71%	679,341	0.69%	1.01%	1.02%	1.02%	0.89%	0.89%	18%

$1.438	26.30%	$625,729	(0.08)%	1.03%	1.07%	1.07%	0.81%	0.81%	75%
1.139	(27.60)%	375,959	0.05%	0.95%	1.01%	1.01%	0.82%	0.82%	125%
1.576	(24.71)%	660,893	0.12%	0.78%	0.85%	0.85%	0.79%	0.79%	91%
2.214	(17.79)%	1,040,237	(0.05)%	0.80%	0.81%	0.81%	0.76%	0.76%	79%
3.049	29.80%	1,216,365	(0.08)%	0.81%	0.83%	0.83%	0.78%	0.78%	84%

$1.568	27.67%	$400,017	0.88%	0.78%	0.80%	0.80%	0.58%	0.58%	27%
1.239	(23.45)%	401,888	0.78%	0.70%	0.74%	0.74%	0.57%	0.57%	115%
1.633	(16.90)%	673,753	0.75%	0.58%	0.61%	0.61%	0.55%	0.55%	134%
2.689	(9.51)%	924,904	0.51%	0.44%	0.50%	0.50%	0.45%	0.45%	190%
3.310	29.33%	1,076,297	0.65%	0.45%	0.48%	0.48%	0.43%	0.43%	116%

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period

	Income from Investment Operations						Less Distributions(d)
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income(2)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Increase (Decrease) in Net Asset Value
Equity Index Fund
2003	$1.944	$0.029		$0.508		$0.537	$(0.028)	$—	$(0.028)	$0.509
2002	2.715	0.027		(0.616)		(0.589)	(0.028)	(0.154)	(0.182)	(0.771)
2001	3.299	0.030		(0.422)		(0.392)	(0.029)	(0.163)	(0.192)	(0.584)
2000	4.060	0.032		(0.362)		(0.330)	(0.034)	(0.397)	(0.431)	(0.761)
1999	3.408	0.036		0.656		0.692	(0.035)	(0.005)	(0.040)	0.652
Select Investment Grade Income Fund(1)
2003	$1.134	$0.040		$(0.003	)(3)	$0.037	$(0.052)	$—	$(0.052)	$(0.015)
2002	1.106	0.054		0.034		0.088	(0.060)	—	(0.060)	0.028
2001	1.086	0.064	(4)	0.021		0.085	(0.065)	—	(0.065)	0.020
2000	1.051	0.070		0.035		0.105	(0.070)	—	(0.070)	0.035
1999	1.132	0.068		(0.079)		(0.011)	(0.069)	(0.001)	(0.070)	(0.081)
Government Bond Fund(1)
2003	$1.130	$0.030		$(0.011)		$0.019	$(0.045)	$—	$(0.045)	$(0.026)
2002	1.077	0.041		0.057		0.098	(0.045)	—	(0.045)	0.053
2001	1.051	0.049	(4)	0.030		0.079	(0.053)	—	(0.053)	0.026
2000	1.011	0.058		0.040		0.098	(0.058)	—	(0.058)	0.040
1999	1.068	0.058		(0.056)		0.002	(0.059)	—	(0.059)	(0.057)
Money Market Fund
2003	$1.000	$0.008		$—		$0.008	$(0.008)	$— (5)	$(0.008)	$—
2002	1.000	0.016		—		0.016	(0.016)	—	(0.016)	—
2001	1.000	0.042		—		0.042	(0.042)	—	(0.042)	—
2000	1.000	0.062		—		0.062	(0.062)	—	(0.062)	—
1999	1.000	0.051		—		0.051	(0.051)	—	(0.051)	—

(a)	Including reimbursements, waivers and reductions.

(b)	Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio’s expenses.

(c)	Excluding reimbursements and reductions.

(d)	Certain prior year amounts have been reclassified to conform to current year presentation.

(1)	Effective January 1, 2001 the Select Investment Grade Income Fund and Government Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and are amortizing premium and discount on debt securities using the daily effective yield method. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share by $0.003 for Select Investment Grade Income Fund and a decrease in net investment income per share by $0.007 for Government Bond Fund, an increase in net realized and unrealized gains and losses per share by $0.003 for Select Investment Grade Income Fund and an increase in net realized and unrealized gains and losses per share by $0.007 for Government Bond Fund and a decrease in the ratio of net investment income to average net assets from 6.04% to 5.79% for Select Investment Grade Income Fund and a decrease in the ratio of net investment income to average net assets from 5.16% to 4.52% for Government Bond Fund. Per share data and ratio/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(2)	Net investment income (loss) per share before reimbursement of fees by the investment advisor was $0.028 in 2003 and $0.029 in 2001 for Equity Index Fund.

(3)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to the fluctuating market values of the investments of the Portfolio.

(4)	Computed using average shares outstanding throughout the period.

(5)	Distributions from net realized gains are less than $.0005

See Notes to Financial Statements.

ALLMERICA INVESTMENT TRUST

	Ratios/Supplemental Data
			Ratios To Average Net Assets
Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses			Management Fee		Portfolio Turnover Rate
				(a)	(b)	(c)	Gross	Net

$2.453	27.83%	$666,455	1.37%	0.45%	0.50%	0.50%	0.28%	0.28%	23%
1.944	(22.22)%	342,683	1.16%	0.45%	0.47%	0.47%	0.28%	0.28%	10%
2.715	(12.02)%	517,315	1.02%	0.32%	0.34%	0.34%	0.28%	0.28%	21%
3.299	(9.03)%	599,266	0.87%	0.32%	0.33%	0.33%	0.27%	0.27%	9%
4.060	20.41%	638,230	0.98%	0.35%	0.35%	0.35%	0.28%	0.28%	21%

$1.119	3.31%	$530,199	3.42%	0.63%	0.63%	0.63%	0.41%	0.41%	192%
1.134	8.14%	620,074	4.85%	0.58%	0.58%	0.58%	0.41%	0.41%	130%
1.106	7.94%	571,582	5.79%	0.47%	0.47%	0.47%	0.41%	0.41%	114%
1.086	10.31%	445,609	6.53%	0.49%	0.49%	0.49%	0.42%	0.42%	159%
1.051	(0.97)%	240,541	6.22%	0.50%	0.50%	0.50%	0.43%	0.43%	75%

$1.104	1.67%	$200,158	2.82%	0.71%	0.71%	0.71%	0.50%	0.50%	55%
1.130	9.28%	291,995	3.48%	0.68%	0.68%	0.68%	0.50%	0.50%	79%
1.077	7.63%	116,514	4.52%	0.58%	0.58%	0.58%	0.50%	0.50%	190%
1.051	10.00%	78,531	5.58%	0.61%	0.61%	0.61%	0.50%	0.50%	53%
1.011	0.23%	87,247	5.64%	0.62%	0.62%	0.62%	0.50%	0.50%	37%

$1.000	0.80%	$377,155	0.82%	0.53%	0.53%	0.53%	0.30%	0.30%	N/A
1.000	1.66%	704,805	1.63%	0.45%	0.45%	0.45%	0.30%	0.30%	N/A
1.000	4.28%	604,657	4.11%	0.36%	0.36%	0.36%	0.31%	0.31%	N/A
1.000	6.40%	457,912	6.19%	0.31%	0.31%	0.31%	0.26%	0.26%	N/A
1.000	5.19%	513,606	5.09%	0.29%	0.29%	0.29%	0.24%	0.24%	N/A

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products. The Trust is comprised of nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Core Equity, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (individually a “Portfolio”, collectively, the “Portfolios”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange (other than Nasdaq) are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Securities listed or traded on Nasdaq are valued at the Nasdaq official closing price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securities that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily forward exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on the purchases and sales of the securities. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying financial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country’s tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Core Equity, Equity Index, Select Investment Grade Income and Government Bond Funds, and annually for the Select Capital Appreciation, Select Value Opportunity, Select International Equity and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations. Differences between book basis and tax basis amounts are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including “Post-October Losses”, foreign currency gains and losses, and losses deferred due to wash sales and differing treatments for foreign currency transactions, amortization of premium and market discount, and non-taxable dividends. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights, as applicable.

Futures Contracts: All Portfolios, except the Money Market Fund, may use futures contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures tends to increase a Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease a Portfolio’s exposure to the underlying instrument or hedge other portfolio investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin, if any, reflected in each applicable Portfolio’s Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable Portfolio’s portfolio of investments. The face amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the terms of the contracts. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Securities Lending: Each Portfolio, using Investors Bank & Trust Company (“IBT”) as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. There may be risks of delay in recovery of the securities loaned or even loss of rights in the collateral should the counterparty (borrower) not meet its obligations under the terms of the loan. Information regarding the value of the securities loaned and the value of the collateral at period end is included in a footnote at the end of each applicable Portfolio’s portfolio of investments.

Cash Accounts: From time to time the Portfolios may leave cash overnight in their account. IBT has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that day’s U.S. Treasury Bill rate back to the Portfolios.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Select Capital Appreciation, Select Investment Grade Income, Government Bond, and Money Market Funds may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolios, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Options: All Portfolios, except the Money Market Fund, may use options to manage its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio’s exposure to the underlying security. Buying puts and writing calls tend to decrease a Portfolio’s exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securities. The underlying value of any open options at period end is shown in the portfolio of investments under the caption “Written Options.” This amount reflects each contract’s exposure to the underlying security at period end. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

	Percentage of Average Daily Net Assets
Portfolio	First $100,000,000	Next $150,000,000	Next $250,000,000	Next $250,000,000	Next $250,000,000	Over $1,000,000,000
Select Capital Appreciation Fund	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%
Select Value Opportunity Fund	1.00%	0.85%	0.80%	0.75%	0.70%	0.70%
Select International Equity Fund	1.00%	0.90%	0.85%	0.85%	0.85%	0.85%
Select Growth Fund	0.85%	0.85%	0.80%	0.75%	0.70%	0.70%
Core Equity Fund	0.60%	0.60%	0.55%	0.50%	0.45%	0.45%
Government Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market Fund	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

Portfolio				First $50,000,000	Next $200,000,000	Over $250,000,000
Equity Index Fund				0.35%	0.30%	0.25%

Portfolio				First $50,000,000	Next $50,000,000	Over $100,000,000
Select Investment Grade Income Fund				0.50%	0.45%	0.40%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Capital Appreciation Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Select Value Opportunity Fund	Cramer Rosenthal McGlynn, LLC
Select International Equity Fund	Bank of Ireland Asset Management (U.S.) Limited
Select Growth Fund	Putnam Investment Management, LLC (“Putnam”) Jennison Associates LLC (“Jennison”)
Core Equity Fund	UBS Global Asset Management (Americas) Inc. (“UBS”) Goldman Sachs Asset Management, L.P. (“Goldman”)
Equity Index Fund	Opus Investment Management, Inc. (formerly Allmerica Asset Management, Inc.; wholly-owned subsidiary of AFC)
Select Investment Grade Income Fund	Opus Investment Management, Inc.
Government Bond Fund	Opus Investment Management, Inc.
Money Market Fund	Opus Investment Management, Inc.

T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price, is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica Financial Life Insurance Company (“First Allmerica”), a wholly-owned subsidiary of Allmerica Financial. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of AFC. Effective April 18, 2003, both Putnam and

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Jennison assumed sub-adviser responsibilities for the Select Growth Fund; prior to April 18, 2003, Putnam was the sole sub-adviser. Putnam and Jennison each independently manages their own portion of the Select Growth Fund. UBS and Goldman each independently manages its own portion of the Core Equity Fund. In addition, through December 12, 2003, UBS and Goldman each independently managed its own portion of certain assets for First Allmerica and its affiliates. Effective February 1, 2003, the name of Allmerica Asset Management, Inc. was changed to Opus Investment Management, Inc.

Plan of distribution and Service: The 12b-1 Plan permits the Portfolios to pay Allmerica Financial and First Allmerica for marketing and distribution expenses to support the sale and distribution of the Portfolios’ shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of each Portfolio’s average daily net assets. As directed by the Board of Trustees, each Portfolio pays a distribution fee at an annual rate of 0.15% of each Portfolio’s average daily net assets. For the year ended December 31, 2003, total payments made to Allmerica Financial and First Allmerica by the Portfolios under the 12b-1 Plan amounted to $6,072,170.

Custodian, Fund Accounting, and Administrative Fees: IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.	REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. The Portfolios’ voluntary expense limitations are as follows:

Select Capital Appreciation Fund	1.35%
Select Value Opportunity Fund*	1.25%
Select International Equity Fund	1.50%
Select Growth Fund	1.20%
Core Equity Fund	1.20%
Equity Index Fund	0.60%
Select Investment Grade Income Fund	1.00%
Government Bond Fund	1.00%
Money Market Fund	0.60%

Expense limitations may be removed or revised at any time after a Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

*	The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

5.	REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.	FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.	FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risks other than those reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Capital Appreciation, Select International Equity and Select Growth Funds may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9.	REORGANIZATIONS

Pursuant to separate Agreements and Plans of Reorganization (“Reorganizations”) approved by the Board of Trustees on January 7, 2003 and then approved by shareholders on March 27, 2003, each of the following Acquired Funds of the Trust were reorganized into the respective Acquiring Funds of the Trust after the close of business on the effective date shown. Each Reorganization was accomplished by a tax-free exchange of all of the assets and liabilities of the Acquired Fund for shares of the Acquiring Fund and by the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund. The reorganizations qualified as tax-free reorganizations for federal income tax purposes with no gain or loss recognized to the Portfolios or the separate account level of shares.

	Acquired Fund	Acquiring Fund	Effective Date
Reorganization #1	Select Strategic Growth Fund	Select Growth Fund	April 17, 2003
Reorganization #2	Select Emerging Markets Fund	Select International Equity Fund	April 30, 2003
Reorganization #3	Select Growth and Income Fund	Equity Index Fund	April 25, 2003
Reorganization #4	Select Aggressive Growth Fund	Select Growth Fund	April 17, 2003
Reorganization #5	Select Strategic Income Fund	Select Investment Grade Income Fund	April 22, 2003

Each Reorganization was accomplished as follows:

Reorganization #1: An exchange of 15,107,801 shares of Select Growth Fund for the 67,820,054 shares then outstanding (each valued at $0.262) of Select Strategic Growth Fund; whose net assets, including $8,264,448 of unrealized depreciation

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

were combined with Select Growth Fund for total net assets after the reorganization of $601,471,129 (includes the net assets of Select Aggressive Growth Fund of Reorganization #4).

Reorganization #2: An exchange of 52,384,344 shares of Select International Equity Fund for the 70,465,156 shares then outstanding (each valued at $0.642) of Select Emerging Markets Fund; whose net assets, including $1,690,066 of unrealized appreciation were combined with Select International Equity Fund for total net assets after the reorganization of $344,940,863.

Reorganization #3: An exchange of 147,106,786 shares of Equity Index Fund for the 306,640,159 shares then outstanding (each valued at $0.953) of Select Growth and Income Fund; whose net assets, including $39,999,505 of unrealized depreciation were combined with Equity Index Fund for total net assets after the reorganization of $611,065,810.

Reorganization #4: An exchange of 220,257,679 shares of Select Growth Fund for the 281,013,367 shares then outstanding (each valued at $0.922) of Select Aggressive Growth Fund; whose net assets, including $14,734,409 of unrealized depreciation were combined with Select Growth Fund for total net assets after the reorganization of $601,471,129 (includes the net assets of Select Strategic Growth Fund of Reorganization #1).

Reorganization #5: An exchange of 125,882,319 shares of Select Investment Grade Income Fund for the 131,490,310 shares then outstanding (each valued at $1.085) of Select Strategic Income Fund; whose net assets, including $3,796,669 of unrealized appreciation were combined with Select Investment Grade Income Fund for total net assets after the reorganization of $674,124,396.

ALLMERICA INVESTMENT TRUST

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Core Equity Fund, Equity Index Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (constituting the Allmerica Investment Trust, hereafter referred to as the “Trust”) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2004

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
P. Kevin Condron (58)	Trustee, Member of the Audit Committee and Fund Operations Committee	Indefinite Served Since 1998	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	10	Director, Banknorth Group.

Jocelyn S. Davis (50)	Trustee, Member of the Audit Committee and Fund Operations Committee	Indefinite Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	10	None

Cynthia A. Hargadon (49)	Trustee, Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1997	President and Chief Investment Officer, PlanTools, LLC (consulting), 2003-present; Managing Director, McHenry Group, 2003-present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000; President, Stable Value Investment Association (investment trade group), 1996-1999.	10	Director, Wilshire Target Funds, 2001-present.

T. Britton Harris, IV (45)	Trustee, Member of the Investment Operations Committee, Governance Committee and Fund Operations Committee	Indefinite Served Since 2001	President, Verizon Investment Management Corporation, 1990-present.	10	None

Gordon Holmes (65)	Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee	Indefinite Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	10	None

Attiat F. Ott (68)	Trustee, Chairman of the Fund Operations Committee and Member of the Audit Committee	Indefinite Served Since 1982	Professor of Economics and Director of the Institute for Economic Studies, Clark University, 940 Main Street, Worcester, MA.	10	None

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Ranne P. Warner (59)	Trustee, Chairman of the Governance Committee, Member of the Fund Operations Committee and Investment Operations Committee	Indefinite Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackstone Exchange LLC (real estate) 2001-present.	10	Director, Wainwright Bank & Trust Co. (commercial bank).

*Mark A. Hug (46)	Trustee, Member of the Investment Operations Committee	Indefinite Served Since 2003	President and CEO, First Allmerica Financial Life Insurance Company (“First Allmerica”) and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”) 2000-present; Senior Vice President, Equitable Life (product and marketing) prior to 1999.	10	None

*John P. Kavanaugh (49)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	Indefinite Served Since 1995	President, Opus Investment Management, Inc.; Vice President, Director, Chief Investment Officer, First Allmerica and Allmerica Financial Life.	10	None

*	Messrs. Hug and Kavanaugh are “interested persons”, as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation (“AFC”) because of their affiliations with AFC.

(1)	The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2)	Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

The Statement of Additional Information of Allmerica Investment Trust (“SAI”) contains additional information about the Board of Trustees and is available without charge upon request. You may request a copy of the SAI by contacting us at the phone number listed on the back cover of this report.

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

CLIENT NOTICES (Unaudited)

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

[GRAPHIC]

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Opus Investment Management, Inc. • AMGRO, Inc. • Financial Profiles, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

1226NS (12/03)	04-003

Allmerica Financial

December 31, 2003

[GRAPHIC]

Annual Report

Allmerica Investment Trust

• Money Market Fund

For information on ordering additional copies of this report, see Client Notices on page F-13.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this report of a Fund which is not available under your policy is not to be considered a solicitation.

A Letter from the Chairman

Dear Client:

We will remember 2003 as a year of broad-based economic recovery and above average investment returns across nearly all asset classes. Outside the United States, economic growth was tempered by growing worries over the decline in value of the U.S. dollar and concern that this could constrain the emerging global recovery. Still, stock markets around the world generally performed well. Japan’s Nikkei Average finished the period up 24.45%, Hong Kong’s Hang Seng Index was higher by 34.92%, Germany’s DAX Index rose 37.08%, England’s FTSE Index gained 13.62% and France’s CAC 40 Index was up 16.12%.

The United States economy displayed impressive strength in 2003. Early in the year, growth was hindered by major fighting in Iraq, a sluggish manufacturing sector and a lack of capital spending by businesses. The Federal Reserve Board cut the target federal funds rate to 1.00% and Congress passed a large tax cut, setting the stage for a rebound in economic activity. During the second half of the year, GDP rose sharply, productivity increased, corporate profits jumped, manufacturing gained strength and unemployment edged down. The consumer remained the primary source of spending, and business investment finally emerged. A full year of solid GDP growth provided the most compelling evidence yet that the growth engine of the world was back on track. U.S. securities markets reacted enthusiastically to the strong economic news. For the year, the S&P 500® Index gained 28.69% and the Nasdaq Composite Index rose 50.01%. Bonds also generated positive returns for the year, evidenced by the Lehman Brothers Aggregate Bond Index, which increased 4.11%.

Money market fund returns declined during 2003, as short-term interest rates continued to fall. In June, the Federal Reserve Board reinforced the downward trend in short-term interest rates when it cut the target federal funds rate by 0.25%. The Allmerica Investment Trust Money Market Fund continued its strong relative performance for the year, returning 0.80%, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable.

On behalf of the Board of Trustees,

John P. Kavanaugh

Chairman of the Board

Allmerica Investment Trust

1

Money Market Fund

The Money Market Fund returned 0.80% for 2003, outperforming its benchmark, the Money Fund Report Averages: First Tier Taxable, which returned 0.49%.

Bond market returns were more muted this year, compared to the robust gains of the last several years, when interest rates were declining. The Lehman Brothers Aggregate Bond Index returned 4.11% for 2003, which reflects positive coupon return, offset by some modest price depreciation, as interest rates rose. The two year Treasury note ended the year 23 basis points higher in yield at a still-low 1.82%, while the ten year Treasury note rose by 43 basis points to end the year at 4.25%. U.S. equity market returns were quite strong for the full year, as the S&P 500® Index returned 28.69%, while the Nasdaq Composite Index was up an impressive 50.01%.

The fund’s outperformance relative to its benchmark can largely be attributed to a slightly longer average maturity than its peer group and a large concentration in floating-rate notes, which offer incremental yield over straight debt.

The investment sub-adviser believes that there are still real risks that could threaten the U.S. economy’s growth and recovery. Geopolitical uncertainty, the risk of terrorism and the falling dollar are all potential hazards. Should the current weakening dollar begin to free-fall, the investment sub-adviser believes that U.S. interest rates may be forced up dramatically to fund the burgeoning deficits. This could cause stock prices to fall, eroding consumer confidence and squashing capital spending growth plans. While not anticipating this outcome, the investment sub-adviser feels that it is important to acknowledge the risks still present in the economy.

Average Annual Total Returns

	1 Year	5 Year	10 Year
Money Market Fund	0.80%	3.64%	4.43%
Money Fund Report Averages: First Tier Taxable	0.49%	3.08%	3.94%
Lipper Money Market Funds Average	0.64%	3.28%	4.12%

Average Yield as of December 31, 2003
Money Market Fund 7-Day Yield			0.65%

Growth of a $10,000 Investment Since 1993

The Money Market Fund is a portfolio of Allmerica Investment Trust. Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Money Fund Report Averages: First Tier Taxable is published by iMoneyNet, Inc., an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of funds within the money market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Opus Investment Management, Inc.

About the Fund

Seeks to maximize current income for investors while preserving capital and liquidity.

Portfolio Composition

As of December 31, 2003, the sector allocation of net assets was:

2

Financials

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS • December 31, 2003

Par Value		Value (Note 2)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.3%

	Fannie Mae - 9.3%
$5,000,000	1.18%, 07/27/04	$5,000,000
14,850,000	1.19%, 03/05/04 (a)	14,818,715
10,000,000	1.63%, 12/15/04	10,000,000
5,000,000	6.50%, 08/15/04	5,159,936

		34,978,651

	Federal Home Loan Bank - 3.7%
4,000,000	1.20%, 08/20/04	4,000,000
10,000,000	1.50%, 01/07/05	10,000,000

		14,000,000

	Freddie Mac - 1.3%
5,000,000	1.41%, 11/15/04	5,000,000

	Total U.S. Government and Agency Obligations	53,978,651

	(Cost $53,978,651)

CORPORATE NOTES - 46.5%

	Banking - 4.0%
15,000,000	Marshall & Ilsley Bank
	1.22%, 12/17/04	15,000,000

	Banking - Foreign Banks & Branches - 3.3%
2,450,000	National Bank of Canada
	8.13%, 08/15/04	2,549,100
10,000,000	Royal Bank of Canada, MTN (b)
	1.22%, 02/27/04	10,001,338

		12,550,438

	Financial Services - 27.6%
7,864,000	Caterpillar Financial Services Corp., MTN (b)
	1.25%, 07/09/04	7,864,000
10,000,000	Caterpillar Financial Services Corp., MTN (b)
	1.31%, 04/02/04	10,004,665
500,000	Caterpillar Financial Services Corp., MTN (b)
	1.34%, 03/05/04	500,154
15,000,000	Citigroup, Inc. (b)
	1.32%, 10/22/04	15,024,252
3,050,000	Citigroup, Inc.
	5.70%, 02/06/04	3,062,898
1,750,000	General Electric Capital Corp.
	7.25%, 05/03/04	1,785,571
2,782,000	Household Finance Corp.
	6.00%, 05/01/04	2,825,454
5,000,000	International Lease Finance Corp., MTN
	5.35%, 05/05/04	5,069,370
6,000,000	J.P. Morgan Chase & Co.
	5.37%, 02/27/04	6,038,727
12,000,000	J.P. Morgan Chase & Co.
	5.75%, 02/25/04	12,077,930
15,000,000	Money Market Trust LLC (c)
	1.22%, 12/03/04	15,000,000
$20,000,000	Money Market Trust, Series 2003-A (c)
	1.25%, 02/19/04	$20,001,879
5,000,000	Sigma Finance, Inc., MTN (c)
	1.12%, 05/18/04	4,999,750

		104,254,650

	Retailers - 1.8%
5,000,000	Wal-Mart Stores, Inc.
	6.55%, 08/10/04	5,158,029
1,400,000	Wal-Mart Stores, Inc.
	7.50%, 05/15/04	1,432,191

		6,590,220

	Securities Broker - 9.8%
4,000,000	Goldman Sachs Group, Inc.
	1.13%, 01/23/04	4,000,000
10,000,000	Goldman Sachs Group, Inc.
	1.23%, 07/29/04	10,000,000
10,000,000	Morgan Stanley
	1.28%, 11/15/04	10,000,000
13,000,000	Morgan Stanley
	5.63%, 01/20/04	13,019,370

		37,019,370

	Total Corporate Notes	175,414,678

	(Cost $175,414,678)

ASSET BACKED SECURITIES - 1.6%

6,031,052	Whole Auto Loan Trust, Series 2003-1, Class A1
	1.10%, 09/15/04	6,031,052

	Total Asset Backed Securities	6,031,052

	(Cost $6,031,052)

COMMERCIAL PAPER (a) - 30.0%

	Banking - Foreign Banks & Branches - 6.6%
15,000,000	Den Norske Bank
	1.08%, 01/15/04	14,993,700
10,000,000	Nieuw Amsterdam Receivables Co. (c)
	1.10%, 01/02/04	9,999,695

		24,993,395

	Financial Services - 23.1%
10,000,000	Atlantis One Funding (c)
	1.08%, 01/20/04	9,994,300
2,000,000	General Electric Capital Corp.
	1.09%, 01/15/04	1,999,152
7,416,000	Hatteras Funding Corp. (c)
	1.09%, 02/25/04	7,403,651
10,000,000	High Peak Funding LLC (c)
	1.12%, 01/12/04	9,996,578
2,000,000	High Peak Funding LLC (c)
	1.12%, 01/20/04	1,998,818
3,200,000	High Peak Funding LLC (c)
	1.13%, 01/20/04	3,198,091

See Notes to Financial Statements.

F-1

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS, Continued • December 31, 2003

Par Value		Value (Note 2)
	Financial Services (continued)
$10,000,000	Household Finance Corp.
	1.09%, 01/08/04	$9,997,881
7,000,000	Newbury Funding (c)
	1.20%, 01/05/04	6,999,066
10,000,000	Newbury Funding (c)
	1.20%, 02/02/04	9,989,333
7,000,000	Sigma Finance, Inc. (c)
	1.11%, 02/05/04	6,992,446
5,000,000	Sigma Finance, Inc. (c)
	1.14%, 03/22/04	4,987,175
4,050,000	TransAmerica Asset Funding (c)
	0.95%, 01/02/04	4,049,893
7,000,000	TransAmerica Asset Funding (c)
	1.09%, 01/06/04	6,998,940
2,600,000	TransAmerica Asset Funding (c)
	1.10%, 01/06/04	2,599,603

		87,204,927

	Securities Broker - 0.3%
1,000,000	Barton Capital Corp. (c)
	1.10%, 01/02/04	999,969

	Total Commercial Paper	113,198,291

	(Cost $113,198,291)

CERTIFICATES OF DEPOSIT - 3.7%

14,000,000	Bank One NA Illinois
	1.37%, 05/10/04	14,012,621

	Total Certificates of Deposit	14,012,621

	(Cost $14,012,621)

Shares		Value (Note 2)
INVESTMENT COMPANIES - 3.9%

14,173,232	Barclays Prime Money Market Fund	$14,173,232
384,640	Dreyfus Cash Management Plus Money Market Fund	384,640
76,246	One Group Institutional Prime Money Market Fund	76,246

	Total Investment Companies	14,634,118

	(Cost $14,634,118)

Total Investments - 100.0%		377,269,411

(Cost $377,269,411)
Net Other Assets and Liabilities - (0.0)%		(114,884)

Total Net Assets - 100.0%		$377,154,527

(a)	Effective yield at time of purchase.

(b)	Variable rate security. The rate shown reflects rate in effect at period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2003, these securities amounted to $126,209,187 or 33.5% of net assets. These securities have been deemed to be liquid in accordance with procedures established by the Board of Trustees.

MTN Medium	Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2003, the aggregate cost of investment securities for tax purposes was $377,269,411.

As of December 31, 2003, the components of distributable earnings on a tax basis consisted of $76,370 of undistributed short-term capital gains.

During the year ended December 31, 2003, the tax character of distributions paid for ordinary income was $4,324,222.

See Notes to Financial Statements.

F-2

ALLMERICA INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES • December 31, 2003

Money Market Fund
ASSETS:
Total investments at value (cost $377,269,411)	$377,269,411
Cash	47,662
Interest receivable	1,416,020

Total Assets	378,733,093

LIABILITIES:
Management fee payable	102,557
Distribution fee payable	50,014
Trustees’ fees and expenses payable	15,551
Payable for shares repurchased	1,332,891
Accrued expenses and other payables	77,553

Total Liabilities	1,578,566

NET ASSETS	$377,154,527

NET ASSETS consist of:
Paid-in capital	$377,078,157
Accumulated net realized gain on investments sold	76,370

TOTAL NET ASSETS	$377,154,527

Shares of beneficial interest outstanding (unlimited authorization, no par value)	377,079,783
NET ASSET VALUE,
Offering and redemption price per share (Net Assets/Shares Outstanding)	$1.000

See Notes to Financial Statements.

F-3

ALLMERICA INVESTMENT TRUST

STATEMENT OF OPERATIONS • For the Year Ended December 31, 2003

Money Market Fund
INVESTMENT INCOME
Interest	$7,084,963

EXPENSES
Management fees	1,600,664
Distribution fees	789,478
Custodian and Fund accounting fees	183,114
Legal fees	61,681
Audit fees	66,224
Trustees’ fees and expenses	54,533
Reports to shareholders	34,036
Miscellaneous	8,476

Total expenses	2,798,206

NET INVESTMENT INCOME	4,286,757

NET REALIZED GAIN ON INVESTMENTS	76,830

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,363,587

See Notes to Financial Statements.

F-4

ALLMERICA INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	Years Ended December 31,
	2003	2002
NET ASSETS at beginning of year	$704,804,637	$604,656,688

Increase (decrease) in net assets resulting from operations:
Net investment income	4,286,757	10,414,765
Net realized gain on investments sold	76,830	48,471

Net increase in net assets resulting from operations	4,363,587	10,463,236

Distributions to shareholders from:
Net investment income	(4,286,757)	(10,414,765)
Net realized gain on investments	(37,465)	—

Total distributions	(4,324,222)	(10,414,765)

Capital share transactions:
Net proceeds from sales of shares	181,842,312	962,438,922
Issued to shareholders in reinvestment of distributions	4,324,222	10,414,765
Cost of shares repurchased	(513,856,009)	(872,754,209)

Net increase (decrease) from capital share transactions	(327,689,475)	100,099,478

Total increase (decrease) in net assets	(327,650,110)	100,147,949

NET ASSETS at end of year	$377,154,527	$704,804,637

OTHER INFORMATION:
Share transactions:
Sold	181,842,312	962,438,922
Issued to shareholders in reinvestment of distributions	4,324,222	10,414,765
Repurchased	(513,856,009)	(872,754,209)

Net increase (decrease) in shares outstanding	(327,689,475)	100,099,478

See Notes to Financial Statements.

F-5

ALLMERICA INVESTMENT TRUST

FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year

							Ratios/Supplemental Data
									Ratios To Average Net Assets
Year Ended December 31,	Net Asset Value Beginning of Year	Net Investment Income	Dividends from Net Investment Income	Total Distributions		Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Net Investment Income	Operating Expenses	Management Fee
Money Market Fund
2003	$1.000	$0.008	$(0.008)	$(0.008	)(1)	$1.000	0.80%	$377,155	0.82%	0.53%	0.30%
2002	1.000	0.016	(0.016)	(0.016)		1.000	1.66%	704,805	1.63%	0.45%	0.30%
2001	1.000	0.042	(0.042)	(0.042)		1.000	4.28%	604,657	4.11%	0.36%	0.31%
2000	1.000	0.062	(0.062)	(0.062)		1.000	6.40%	457,912	6.19%	0.31%	0.26%
1999	1.000	0.051	(0.051)	(0.051)		1.000	5.19%	513,606	5.09%	0.29%	0.24%

(1)	Includes distribution from net realized capital gains of less than $.0005

See Notes to Financial Statements.

F-6

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

Allmerica Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“the 1940 Act”), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. Allmerica Financial Corporation (“AFC”) has ceased all new sales of proprietary variable annuities and life insurance products. The Trust is comprised of nine managed investment portfolios (“Portfolios”). The accompanying financial statements and financial highlights are those of the Money Market Fund (the “Portfolio”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities of the Portfolio are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Security Transactions and Investment Income: Security transactions are recorded as of the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolio from investments in certain investment companies are recorded as interest income in the accompanying financial statements.

Federal Income Taxes: The Trust treats each portfolio as a separate entity for Federal income tax purposes. The Portfolio intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Portfolio. The Portfolio declares and distributes all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Expenses: Expenses directly attributed to a portfolio are charged to the portfolio, while expenses which are attributable to more than one portfolio of the Trust are allocated based upon relative net assets among the respective Portfolios and one other affiliated investment company, Allmerica Securities Trust.

Forward Commitments: The Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time (“forward commitments”). If the Portfolio does so, it will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if its Sub-Adviser deems it appropriate to do so.

F-7

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase Agreements: The Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust’s Board of Trustees. The Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust’s Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.	INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Management Fees: Allmerica Financial Investment Management Services, Inc. (the “Manager”), a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial”), serves as investment manager and administrator to the Trust. Allmerica Financial is a wholly-owned subsidiary of AFC. Under the terms of the management agreement, the Portfolio pays a management fee, calculated daily and payable monthly at annual rates of 0.35% for the first $100,000,000 in average daily net assets, 0.30% for the next $400,000,000 in average daily net assets, 0.25% for the next $250,000,000 in average daily net assets, and 0.20% for average daily net assets in excess of $750,000,000.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of the Portfolio. The Manager is solely responsible for the payment of all fees to the Sub-Adviser. The Sub-Adviser for the Portfolio is Opus Investment Management, Inc., a wholly-owned subsidiary of AFC. Effective February 1, 2003, the name of Allmerica Asset Management, Inc. was changed to Opus Investment Management, Inc.

Plan of Distribution and Service: The 12b-1 Plan permits the Portfolio to pay Allmerica Financial and First Allmerica Financial Life Insurance Company, a wholly-owned subsidiary of Allmerica Financial, for marketing and distribution expenses to support the sale and distribution of the Portfolio’s shares and the provision of services to maintain and retain accounts. The 12b-1 Plan authorizes payment of a distribution and service fee at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. As directed by the Board of Trustees, the Portfolio pays a distribution fee at an annual rate of 0.15% of the Portfolio’s average daily net assets.

Custodian, Fund Accounting, and Administrative Fees: Investors Bank & Trust Company (“IBT”) provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its services from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolio and is entitled to receive an administrative fee and reimbursement of certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.	REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed 0.60% of average net assets, the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitation. Expense limitations may be removed or revised at any time after the Portfolio’s first fiscal year of operations without prior notice to existing shareholders.

5.	SHARES OF BENEFICIAL INTEREST

The Trust’s Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolio, each without a par value.

F-8

ALLMERICA INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	FOREIGN SECURITIES

The Portfolio may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

F-9

ALLMERICA INVESTMENT TRUST

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund (one of the Portfolios constituting the Allmerica Investment Trust, hereafter referred to as the “Trust”) at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2004

F-10

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

P. Kevin Condron (58)	Trustee, Member of the Audit Committee and Fund Operations Committee	Indefinite Served Since 1998	President and Chief Executive Officer, The Granite Group (wholesale plumbing and heating), 1997-present.	10	Director, Banknorth Group.

Jocelyn S. Davis (50)	Trustee, Member of the Audit Committee and Fund Operations Committee	Indefinite Served Since 2001	President, Nelson Hart, LLC (consulting), 2002-present; Beers & Cutler (professional services), 2001-2002; Chief Financial Officer, AARP (non-profit), 1996-2001.	10	None

Cynthia A. Hargadon(49)	Trustee, Member of the Fund Operations Committee, Investment Operations Committee and Governance Committee	Indefinite Served Since 1997	President and Chief Investment Officer, PlanTools, LLC (consulting), 2003-present; Managing Director, McHenry Group, 2003-present; President, Hargadon Associates (asset management consulting), 2002-2003; President, Potomac Asset Management, Inc., 2000-2002; Director of Investments, National Automobile Dealers Association, 1999-2000; President, Stable Value Investment Association (investment trade group), 1996-1999.	10	Director, Wilshire Target Funds, 2001-present.

T. Britton Harris, IV (45)	Trustee, Member of the Investment Operations Committee, Governance Committee and Fund Operations Committee	Indefinite Served Since 2001	President, Verizon Investment Management Corporation, 1990-present.	10	None

Gordon Holmes (65)	Trustee, Chairman of the Audit Committee and Member of the Fund Operations Committee	Indefinite Served Since 1991	Instructor at Bentley College, 1998-present; Certified Public Accountant; Retired Partner, Tofias, Fleishman, Shapiro & Co., P.C. (Accountants).	10	None

Attiat F. Ott (68)	Trustee, Chairman of the Fund Operations Committee and Member of the Audit Committee	Indefinite Served Since 1982	Professor of Economics and Director of the Institute for Economic Studies, Clark University, 940 Main Street, Worcester, MA.	10	None

Ranne P. Warner (59)	Trustee, Chairman of the Governance Committee, Member of the Fund Operations Committee and Investment Operations Committee	Indefinite Served Since 1991	President, Centros Properties, USA; Owner, Ranne P. Warner and Company; Blackstone Exchange LLC (real estate) 2001-present.	10	Director, Wainwright Bank & Trust Co. (commercial bank).

*Mark A. Hug (46)	Trustee, Member of the Investment Operations Committee	Indefinite Served Since 2003	President and CEO, First Allmerica Financial Life Insurance Company (“First Allmerica”) and Allmerica Financial Life Insurance and Annuity Company (“Allmerica Financial Life”) 2000-present; Senior Vice President, Equitable Life (product and marketing) prior to 1999.	10	None

F-11

ALLMERICA INVESTMENT TRUST

BOARD OF TRUSTEES (Unaudited)

Name, Address and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
*John P. Kavanaugh (49)	Chairman, Trustee and President, Chairman of the Investment Operations Committee	Indefinite Served Since 1995	President, Opus Investment Management, Inc.; Vice President, Director, Chief Investment Officer, First Allmerica and Allmerica Financial Life.	10	None

*	Messrs. Hug and Kavanaugh are “interested persons”, as defined in the Investment Company Act of 1940 as amended, of the Trust and of Allmerica Financial Corporation (“AFC”) because of their affiliations with AFC.

(1)	The business address of each person is 440 Lincoln Street, Worcester, Massachusetts 01653.

(2)	Except as otherwise noted, each individual has held the office indicated or other offices in the same organization for the last five years.

The Statement of Additional Information of Allmerica Investment Trust (“SAI”) contains additional information about the Board of Trustees and is available without charge upon request. You may request a copy of the SAI by contacting us at the phone number listed on the back cover of this report.

F-12

ALLMERICA INVESTMENT TRUST

REGULATORY DISCLOSURES (Unaudited)

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Securities issued by some U.S. Government-sponsored entities, such as Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), are not backed by the full faith and credit of the U.S. Government. No assurances can be given that the U.S. Government would provide financial support to a U.S. Government-sponsored instrumentality if not obligated to do so.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolio and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company and Allmerica Investment Trust which include important information related to charges and expenses.

CLIENT NOTICES (Unaudited)

This report includes financial statements for the Money Market Fund of Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

The SEC has modified mailing requirements for annual reports to allow a single copy of this report to be delivered to customers who share the same last name and address. This will automatically apply to all customers. If you would prefer to receive your own copy, please notify us at the phone number listed on the back cover of this report.

F-13

Intentionally Left Blank

[LOGO]

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Opus Investment Management, Inc. • AMGRO, Inc. • Financial Profiles, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

11129NS (12/03)	04-003

Item 2.	Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial/principal accounting officer.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Gordon Holmes, who is an “independent” Trustee, qualifies as an “audit committee financial expert” (as such term has been defined by SEC regulations).

The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

	Audit Fees	Types of Services	Percentage of Services Approved by the Audit Committee under Pre-approval Policies and Procedures
2003	$304,000		100%
2002	$385,800		100%

	Audit-Related Fees
2003	$0
2002	$0

	Tax Fees
2003	$41,000	Tax return review	100%
2002	$35,300		100%

	All Other Fees
2003	$0
2002	$0

All fees disclosed above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” represent fees billed for services that were required to be pre-approved, and which were so pre-approved, by the registrant’s Audit Committee in accordance with the Audit Committee’s Policy for Pre-Approval of Services Provided by Independent Auditors.

        % of the hours expended on the independent accountants’ engagement on behalf of the registrant for the fiscal year ended December 31, 2003, were attributable to work performed by persons other than the independent accountants’ full-time, permanent employees. Not applicable

For the last two fiscal years of the registrant, the independent accountants billed aggregate non-audit fees in the following amounts to the registrant and Allmerica Financial Investment Management Services, Inc. (“AFIMS”), the Trust’s investment adviser:

2003	$0

2002	$0

The registrant’s Audit Committee has determined that the provision by the registrant’s independent accountants of non-audit services that were rendered to AFIMS and that were not pre-approved by the Audit Committee were compatible with maintaining the independence of such accountants.

The Audit Committee has adopted certain policies and procedures for pre-approval of services provided by the independent accountants. On an annual basis, certain types of recurring audit, audit-related and other services are pre-approved by the Committee, including, among other things, the list of required audits and projects presented by the independent accountants; consultation and advisory services related to accounting/reporting and risk management/control matters provided in the normal course of business; and assistance with SEC and other regulatory filings and tax services incurred in the normal course of business. This pre-approval will occur concurrently with the approval of the annual audit fees and will apply to all individual projects meeting the criteria discussed above and which are expected to result in total fees less than $400,000. For individual projects outside the scope of the fiscal year audits and tax return filings expected to be $25,000 or greater, specific pre-approval will be necessary.

Pre-approvals for all other services will occur if and when the need for any such services arises. This pre-approval will be initiated by AFIMS and will be requested from the Chairman or, in the event the Chairman is unavailable, any other member of the Audit Committee. Any services approved by the Chairman, or other Audit Committee member, at any time other than during an Audit Committee meeting will be reported to the full Audit Committee at the next regularly scheduled meeting. Expenses permitted under Rule 2-01(c)(7)(i)(C) of Regulation S-X (the “De Minimis Exception”) will not require pre-approval.

The percentages of expenses that were approved by the Audit Committee in accordance with the De Minimis Exception were as follows: Not applicable

	2003	2002
Audit-Related Fees
Tax Fees
All Other Fees

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Reserved.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable

Item 8.	Reserved.

Item 9.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers have concluded that, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of the date within 90 days of the filing date of this report on Form N-CSR, such disclosure controls and procedures provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons.

(b)	Changes to internal control over financial reporting: Not Applicable

Item 10.	Exhibits

(a)	Code of ethics that applies to the registrant’s principal executive officer and principal financial/principal accounting officer is attached as Exhibit 99.CODE.

(b)(1)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Exhibit 99.CERT.

(2)	A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allmerica Investment Trust

By:	/s/ John P. Kavanaugh

John P. Kavanaugh President and Chairman

Date: February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Kavanaugh

John P. Kavanaugh President and Chairman

Date: February 23, 2004

By:	/s/ Paul T. Kane

Paul T. Kane Assistant Vice President and Treasurer (Principal Accounting Officer and Principal Financial Officer)

Date: February 23, 2004